UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

516-542-3000

Date of fiscal year end:

8/31

Date of reporting period: 8/31/09

Item 1.  Reports to Stockholders.

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2009

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Report of Independent Registered Public Accounting Firm……………………

Supplemental Information

Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

William B. Blundin

Trustee

Stephen Ventimiglia

Vice President & Secretary

Jonathan W. Ventimiglia

Vice President, Assistant Secretary,

                                                                                                Treasurer & Chief Financial Officer

Michael J. Wagner

Chief Compliance Officer

RoseAnne Casaburri

Assistant Secretary

Kevin E. Wolf

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1101 Stewart Avenue, Suite 207

4020 South 147th Street

Garden City, New York 11530-4808

Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

The Bank of New York

4020 South 147th Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68137

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2009

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2008 through August 31, 2009.

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy declined by .7% during the second quarter of 2009. Many economic statistics are beginning to lean towards the side of moderate economic expansion in the U.S. During August 2009, the Saratoga Economic Leading StatisticsSM (ELS) index increased to +3. This index continues to be encouraging and is suggesting that the economy might be stabilizing. If this index reaches +5 it could be indicating that our economy has started to expand (the normal range of this index is +50 to -50). Of course, there is no guarantee that the economic statistics that make up the ELS index will not turn lower once again. At the September 23, 2009 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part: “Information received since the Federal Open Market Committee met in August suggests that economic activity has picked up following its severe downturn. Conditions in financial markets have improved further, and activity in the housing sector has increased. Household spending seems to be stabilizing, but remains constrained by ongoing job losses, sluggish income growth, lower housing wealth, and tight credit. Businesses are still cutting back on fixed investment and staffing, though at a slower pace; they continue to make progress in bringing inventory stocks into better alignment with sales…” We believe that the Fed is responding to the challenges of a tough economic environment in a measured manner. The U.S. economy is largely made up of services. Our economy is holding fast to a declining manufacturing base that merely represents 30% of our total economic formation. Unemployment during September 2009 continued to increase, reaching 9.8%. This level of unemployment has not been seen since the recession of 1980-1982. Consumer confidence as measured by the Conference Board during September 2009 was at a level of 53.1; this low reading is up from its February 2009 all-time low of 25.3. With the U.S. economy largely made up of consumption, low consumer confidence in the U.S. makes it difficult to imagine a normal economic expansion occurring any time soon.  The Conference Board reports: “The Consumer Confidence Survey® is based on a representative sample of 5,000 U.S. households.” At Saratoga we closely monitor our Consumption Modification Index SM (CMI). The CMI is created from economic statistics that have correlated closely to consumer spending measures. Therefore, the CMI helps us to determine how consumers may be predisposed toward future spending. As the CMI is based on actual economic data, and not a survey, our index may be shielded from individual response fluctuations. In the past, the CMI has closely traced or led the Conference Board’s survey. During August 2009, the CMI established an all-time low of -2.47 (this index has a normal range of +120 to -10). While the CMI does not necessarily predict the trend of the GDP, it does have a very strong long-term trend correlation with total Personal Consumption Expenditures (PCE), which makes up approximately 70% of the GDP.  As of the second quarter of 2009, PCE has declined to a cycle low; however, some of the components that make up the CMI are stabilizing and we are monitoring them closely for new trend developments.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward.  Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1)

A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets.  A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon.  Review your asset allocation strategy with your financial advisor.  If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored.  Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2)

Many successful investors put professional money managers on their investment teams.  We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios.  The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors.  The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives.  For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3)

Stay focused on your long-term investment goals.  Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met.  When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters.  In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4)

Consider adding money to your investment portfolio when it declines in value.  Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5)

Be disciplined and patient with your investment strategy.  Successful investing requires both discipline and patience.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

1287-NLD-11/2/2009

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-23.09%	NA	NA	NA	-13.69%
Without Sales Charge	-18.39%	NA	NA	NA	-12.23%
Class B
With Sales Charge	-22.88%	-6.77%	-3.70%	-3.35%	NA
Without Sales Charge	-18.93%	-6.45%	-3.70%	-3.35%	NA
Class C
With Sales Charge	-19.70%	-6.45%	-3.72%	-3.36%	NA
Without Sales Charge	-18.91%	-6.45%	-3.72%	-3.36%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 1.92%, 2.58% and 2.52% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The stock market rally has been sustained by a continued tightening of credit spreads and positive economic data points, notably ISM manufacturing, consumer confidence, and housing sales, as well as above consensus earnings.  Many corporations have been managing cost controls exceptionally well, which has led to a majority of companies beating consensus second quarter earnings per share expectations despite weak revenues.  Tight cost controls will lead to significant operating leverage once the economy resumes growth and companies anniversary the foreign currency headwinds that persisted for most of the year. We believe that the greatest vulnerability to sustained economic recovery when government stimulus wears off is the consumer, who faces headwinds of rising unemployment and depressed housing markets.

In our view, this remains a great environment for value-oriented stock-selection and we recently added the following three new long positions: Hasbro (HAS)(3.30%), Omnicom (OMC)(2.02%) and Cameron International (CAM)(3.07%). We view HAS, the second largest toy manufacturer, as a special situation with significant upside potential from its recent joint venture with Discovery for a new kids cable network and benefits from the proposed acquisition of Marvel by Disney (HAS owns the rights for toy sales for Marvel characters through 2017) .  Furthermore, in our opinion OMC is a cheap option on an economic recovery given its double-digit free cash flow yield and sub-11x earnings multiple. We believe the company can manage margins effectively in a depressed environment and has a healthy pipeline of potentially accretive acquisitions. CAM has a $5 billion energy equipment backlog and holds a leading 29% global market share in subsea systems (and a broad offering of other oilfield production and drilling equipment), which should benefit from the ongoing deepwater rig capacity growth and secular growth of subsea completions.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of

Company

Net Assets

Chicago Bridge & Iron Co. NV	5.1%
CVS Caremark Corp.	5.0%
DST Systems, Inc.	4.8%
Reinsurance Group of America, Inc.	4.7%
Metlife, Inc.	4.7%
Medtronic, Inc.	4.6%
Weatherford International, Ltd.	4.5%
Transocean, Ltd.	4.5%
Microsoft Corp.	4.4%
Axis Capital Holdings, Ltd.	4.4%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

       Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2009, consisted of 1,375 mutual funds comprised of large market capitalization value stocks.  The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value  Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-32.80%	NA	NA	NA	-9.69%
Without Sales Charge	-28.70%	NA	NA	NA	-8.17%
Class B
With Sales Charge	-32.65%	-0.62%	-6.63%	-5.54%	NA
Without Sales Charge	-29.11%	-0.22%	-6.63%	-5.54%	NA
Class C
With Sales Charge	-29.83%	-0.23%	-6.62%	-5.53%	NA
Without Sales Charge	-29.12%	-0.23%	-6.62%	-5.53%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 1.69%, 2.28% and 2.28% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the one year period ended August 31, 2009, stock markets generally sold off sharply at the end of 2008 and have since come roaring back in 2009, although this rally has been difficult to keep pace with.  Top contributors during this time period were priceline.com (5.24%), Goldman Sachs (3.60%) and Apple (7.37%).  Apple shares were up throughout the time period as the company continued to post strong quarterly results.  Additionally, the company announced it would begin selling new models of its iPhone in China. Goldman Sachs shares rose after the company reported a strong quarter, due largely to results in fixed income, currency and commodities.  The company does not have consumer loan exposure and is likely to gain market share as several of its traditional competitors have been either forced out of business or merged with others.  Priceline.com was up after the company reported a strong quarter.  The online travel company's low cost travel options have enabled the company to take market share from its competitors.

The largest detractors to performance were Urban Outfitters (2.55%), T. Rowe Price (0.00%) and Charles Schwab (0.00%).  Urban Outfitters shares were down significantly during the fourth quarter of 2008 as investors grew more concerned about the slowdown in the retail sector.  T. Rowe Price fell during the third and fourth quarters of 2008 as investors grew concerned that slumping stock and bond market returns and decreasing flows would continue to erode assets under management.  Charles Schwab shares fell similarly with T. Rowe during the time period.  Investors were concerned the company's business with asset managers and individual retail investors would be negatively impacted.

We believe an economic recovery is undoubtedly under way.  The strength, speed, and sustainability of the recovery are still hotly debated subjects in the stock markets.  We believe the recovery will prove stronger and more resilient over time and have positioned the Saratoga Portfolio accordingly.  The combination of generally better than expected second quarter earnings and business outlooks, the steady stream of positively surprising economic data from many countries around the world, and the continued focus of world leaders to ensure a sustained recovery all support this view.  The next major event will be third quarter earnings due to begin in October. In the meantime, we will continue to monitor economic activity and make further adjustments that we believe are necessary.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

    % of

Company

   Net Assets

Apple, Inc.	7.4%
Priceline.com, Inc.	5.2%
Oracle Corp.	4.6%
Amazon.com, Inc.	4.3%
Google, Inc. - Cl. A	4.3%
Qualcomm, Inc.	4.0%
eBay, Inc.	3.6%
Goldman Sachs Group, Inc. (The)	3.6%
J.P. Morgan Chase & Co.	3.5%
Wells Fargo & Co.	3.3%

*Based on total net assets as of August 31, 2009

                       Excludes short-term investments.

   Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2009, consisted of 1,847 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 — 8/31/09	Five Year: 9/1/04 — 8/31/09*	Inception: 6/28/02 — 8/31/09*
Class A
With Sales Charge	-21.77%	1.94%	3.24%
Without Sales Charge	-16.96%	3.16%	4.10%
Class B
With Sales Charge	-21.67%	2.35%	3.49%
Without Sales Charge	-17.55%	2.58%	3.49%
Class C
With Sales Charge	-18.42%	2.56%	3.46%
Without Sales Charge	-17.59%	2.56%	3.46%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 1.83%, 2.51% and 2.44% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The year ended August 31, 2009 began with a full-blown financial crisis in September, culminating in the bankruptcy of Lehman Brothers.  The financial crisis led to a liquidity crisis and a seizing up of the credit markets, resulting in severe economic weakness and concerns over the stability of the banking system.  After reaching bottom in mid-March as investor confidence collapsed, continued aggressive action by the Federal Reserve, Treasury and Congress helped to stop the market downdraft.  Additional financial rescue programs, together with massive global monetary and fiscal stimulus led to a powerful rally from the March lows.  Gains continued to build as second quarter earnings reports came in better than expected, and economic reports became “less bad” with signs of a potentially strong inventory cycle developing.

In light of the severe slowdown in worldwide economic growth, we adjusted the Portfolio in the fall to reduce exposure to more cyclical areas and increased sectors that we believed were better positioned to weather a weak economy.  As signs of recovery began to develop over the summer and the credit markets opened up, we began to reverse this more defensive posture and were again more comfortable with increased cyclical exposure.  We increased the Portfolio’s positions in the technology, materials and industrial sectors that we believe will benefit from the improving economy in coming quarters.  On a relative basis, the financial sector was the strongest contributor to returns, led by the commercial banking and insurance areas and our de-emphasis on property REIT’s.  Strong stock selection in the materials sector led by chemicals added to results, as did strong performance in the staples sector.  The industrials sector detracted from results due to early weakness as the economy faltered, and the healthcare sector was held back by underperformance from select holdings. The market volatility created significant valuation disparities which we were able to take advantage of during the period, and we believe the Portfolio is well positioned to benefit from economic recovery going forward.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

         % of

Company

      Net Assets

Owens-Illinois, Inc.	4.0%
Annaly Capital Mortgage Management, Inc.	3.1%
XL Capital, Ltd.	2.9%
Ace, Ltd.	2.7%
Fifth Third Bancorp	2.6%
DaVita, Inc.	2.5%
Nuance Communications, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
Discover Financial Services	2.1%
Celanese Corp. - Cl. A	2.1%

*Based on total net assets as of August 31, 2009

                   Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as August 31, 2009, consisted of 477 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion.  The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-24.11%	NA	NA	NA	-4.65%
Without Sales Charge	-19.45%	NA	NA	NA	-3.05%
Class B
With Sales Charge	-23.40%	1.59%	6.35%	6.68%	NA
Without Sales Charge	-20.08%	1.74%	6.35%	6.68%	NA
Class C
With Sales Charge	-20.75%	1.74%	6.35%	6.70%	NA
Without Sales Charge	-20.09%	1.74%	6.35%	6.70%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.10%, 2.74% and 2.70% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Overall stock performance for the 12 months ended August 31, 2009 was weak, with most major indices declining largely due to the global credit crisis that became a global recession.  While the markets, and the Portfolio, have risen significantly since the lows reached back in March of 2009, it has thus far not been enough to result in a positive return for the past year.  Leading the market lower during the period were energy stocks, as the prices of commodities fell from their highs due to the global slowdown.  Financial stocks and industrial stocks were also weak performers, due to increasing levels of bad loans and weak demand for their products, respectively.

The Portfolio’s top performing holdings during the last year included companies that produce pharmaceuticals, sell children’s clothing, manufacture computer network hardware, sell sporting goods, perform banking services and mine for metallurgical coal.  The Portfolio’s list of poor performers was dominated by energy and technology related holdings.

Our outlook for the market in general over the next year is a positive one.  While many problems remain to be solved and much debt, both government and consumer, will need to be paid back,  we feel that there are many high quality companies with strong balance sheets and outstanding businesses available at good prices right now.  These companies should come through this downturn stronger and better positioned to outperform in the years ahead.  We find this particularly true in the industrials sector where we continue to add to the Portfolio’s holdings.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

        % of

Company

    Net Assets

Senior Housing Properties Trust	2.6%
IPC Holdings, Ltd.	2.6%
Tanger Factory Outlet Center	2.5%
Aptargroup, Inc.	2.3%
Washington Federal, Inc.	2.3%
First Niagara Financial Group, Inc.	2.3%
MAXIMUS, Inc.	2.3%
Gardner Denver, Inc.	2.3%
Trustmark Corp.	2.3%
Perot Systems Corp.	2.2%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2009, consisted of 673 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.  The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Oppenheimer Capital LLC, New York, New York

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-24.64%	NA	NA	NA	-7.04%
Without Sales Charge	-20.01%	NA	NA	NA	-5.47%
Class B
With Sales Charge	-24.38%	1.27%	-2.50%	-1.77%	NA
Without Sales Charge	-20.49%	1.65%	-2.50%	-1.77%	NA
Class C
With Sales Charge	-21.32%	1.62%	-2.55%	-1.81%	NA
Without Sales Charge	-20.54%	1.62%	-2.55%	-1.81%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.32%, 2.98% and 2.94% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the 12 months ended August 31, 2009, stock selection in telecom and consumer staples detracted from relative returns. However, our overweight in consumer staples helped mitigate losses as the sector outperformed the broad market. Our Industrial holdings also detracted while  stock selection in healthcare and technology contributed. On a regional basis, our allocation to Europe (ex U.K.) and Japan detracted from performance, while our overweight position in the U.K. and stock selection in Asia/Pacific (ex Japan) added to performance.  Ongoing investor concerns about credit-market conditions, inflation and slowing economic growth worldwide dragged international markets and the MSCI EAFE Index down.  All regions and sectors of the index posted negative returns during the period.  Energy, financials, IT and industrials, materials and utilities underperformed the overall EAFE Index, while consumer discretionary, staples, healthcare and telecom outperformed.

Concerns about a severe economic downturn was the major theme among the Portfolio’s biggest detractors.  This affected commodity related stocks as well as Emerging Markets exposed names. Gazprom (0.00%) declined in response to lower gas prices and concerns about political turmoil in Russia and Emerging Markets investments generally. French based building materials company Lafarge (2.59%) also fell on macro concerns influencing end demand as well as its Emerging Markets business.  After a sharp de-rating in 2008, Australian bank Westpac (2.68%)  rebounded as the market began to recognize that the Australian economy was in better shape than most around the globe, and that the bank enjoys a lower risk profile than its Australian peers.  Global semiconductor company Taiwan Semiconductor Manufacturing Company (0.81%) had strong performance, as the market anticipated the bottoming of the cycle and appreciated the company’s strong balance sheet.

We took a number of actions to reposition the Portfolio from one geared towards an inflationary environment to one poised for a more severe global economic downturn and disinflation. We reduced the Portfolio’s underweight to financials and diversified our healthcare holdings, maintaining a low exposure to large-cap pharmaceutical names and focusing on specialty companies where we believe growth prospects are higher and patent, pipeline and pricing risk are lower.

Finally, with global stock markets and commodities up sharply since March 2009, investors are asking whether the worst is behind us. Certainly, authorities worldwide have pulled out all the stops, using monetary and fiscal policies and government balance sheets to thaw frozen credit markets. As a result, we have seen stabilization in the rate of economic decline around the world and the large contractions witnessed in the fourth quarter of 2008 and the first quarter of 2009 should not be repeated. Still, we would prepare for a prolonged period of below-potential growth. The de-levering of the American consumer, growth engine for international export markets, will probably take time. Unemployment will likely continue to rise in many countries, as it is usually a lagging indicator. We also expect higher tax rates, as we have already seen in the U.K. and proposed in the U.S., and higher government involvement in industries ranging from financial services to healthcare.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

 % of

Company

              Net Assets

Nestle SA - ADR	4.5%
BP PLC - ADR	3.4%
Intesa Sanpaolo SpA - ADR	2.9%
MITSUI & Co., Ltd. - ADR	2.7%
Westpac Banking Corp. - ADR	2.7%
Banco Santander SA - ADR	2.7%
Toyota Motor Corp.	2.6%
Lafarge SA	2.6%
National Bank of Greece SA - ADR	2.5%
Teva Pharmaceutical Industries, Ltd.	2.5%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

      Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of August 31, 2009, the MSCI EAFE ® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 7/15/99 — 8/31/09*	Inception: 1/18/00 — 8/31/09*
Class A
With Sales Charge	-6.95%	0.98%	2.79%	2.96%	NA
Without Sales Charge	-1.28%	2.18%	3.40%	3.56%	NA
Class B
With Sales Charge	-6.72%	1.13%	2.73%	2.90%	NA
Without Sales Charge	-1.81%	1.51%	2.73%	2.90%	NA
Class C
With Sales Charge	-2.78%	1.58%	NA	NA	-2.02%
Without Sales Charge	-1.80%	1.58%	NA	NA	-2.02%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.70%, 3.30% and 3.30% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The last year ended August 31, 2009 saw the U.S. and international economies in recession, a global financial crisis that threatened to bring commerce to a standstill, and a committed response by authorities that seems to have stabilized the system and restarted the economy.  As it usually does in times of stress, the healthcare sector held up better than the broader market, even as it dealt with its own issues.

President Obama unveiled his healthcare agenda and worked with Congress on developing a plan of reform for the sector.  After the Congressional Budget Office gave its assessment of what ObamaCare would cost and the American public voiced its own concern, politicians returned to the drawing board to craft a less ambitious plan.  These developments helped healthcare stocks rally, as it became clear that the worst case scenario – from the market’s perspective – was not going to play out.

Throughout the year, we tried to take advantage of the volatility caused by these developments.  In addition, we managed the Portfolio to try to benefit from the compression in valuation spreads that we forecast.  In our commentaries we pointed to the unusually wide disparity of valuations in the sector as a key factor in our positioning of the Portfolio.  As risk aversion in the market subsided and spreads narrowed to more normal levels, the Portfolio benefited.

Strong performers during the year included Par Pharmaceutical (2.51%) and Watson Pharmaceuticals (5.31%), both of which benefited from a healthier generics market.  Laggards included Medtronic (3.58%), which suffered from a slowing medical device market, and biopharmaceutical company Genzyme (1.75%), which dealt with an infection at its main manufacturing plant.

Looking ahead, healthcare reform before the end of the year is possible, but might not occur until 2010.  The sector will be affected by the ultimate shape of the legislation in Washington, but it is important to remember that the market is aware of this and we believe has therefore already discounted the impact it expects.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of

Company

Net Assets

Amgen, Inc.	6.0%
AmerisourceBergen Corp.	5.9%
Watson Pharmaceuticals, Inc.	5.3%
Teva Pharmaceutical Industries, Ltd.	5.1%
IMS Health, Inc.	5.0%
UnitedHealth Group, Inc.	4.7%
Waters Corp.	4.5%
Glaxosmithkline PLC - ADR	4.5%
Medicis Pharmaceutical Corp.	4.1%
AstraZeneca PLC	4.1%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

     Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distributions and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Columbus Circle Investors, Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

	One Year: 9/1/08 - 8/31/09	Five Year: 9/1/04 -8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 10/22/97 - 8/31/09*	Inception: 9/16/98 - 8/31/09*	Inception: 1/14/00 -8/31/09*
Class A
With Sales Charge	-17.20%	5.21%	-10.15%	-1.75%	NA	NA
Without Sales Charge	-12.16%	6.47%	-9.62%	-1.25%	NA	NA
Class B
With Sales Charge	-17.13%	5.39%	-10.24%	NA	-3.76%	NA
Without Sales Charge	-12.77%	5.72%	-10.24%	NA	-3.76%	NA
Class C
With Sales Charge	-13.61%	5.83%	NA	NA	NA	-15.03%
Without Sales Charge	-12.74%	5.83%	NA	NA	NA	-15.03%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.71%, 3.31% and 3.31% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

After declining during the first half of the year ended August 31, 2009 due to concerns over a global depression, technology stocks finished up strongly continuing their surge from the March lows.  Technology stocks generally continue to outperform the overall market given many of these companies solid balance sheets and superior prospects for growth.  The unparalleled surge in government spending has stabilized economic activity and helped avoid the path to an economic depression.  Several companies, specifically the banks, were able to raise capital in order to fortify their balance sheets.  That said, economic activity in North America and Europe remains weak and is unlikely to see a significant improvement this year, but China and other parts of Asia have seen a pickup and will likely continue to outperform the G7 countries.

Contributing to performance were the following stocks: STEC (0.00%), a supplier of storage technologies focused on solid state drive (SSD) storage modules, rose 409% during the year as significant revenue and earnings out-performance, and subsequent raised guidance, demonstrated to investors that the company is no longer a sleepy low-margin DRAM company but rather is a high growth, high margin supplier of enterprise storage SSDs to all the large storage system vendors. Data Domain (0.00%), a leading storage supplier, returned 237% during the year.  The company, which makes storage virtualization products that enable significant increases in capacity utilization, was acquired by EMC Corporation (3.95%).

Finally, Priceline (1.88%), one of the leading on-line travel agencies offering airline tickets, hotel rooms, and vacation packages in the United States and Europe, gained 117% during the year.  Priceline’s booking service benefited from increased consumer value shopping due to a difficult economy and better consumer inventory offerings due to business travel weakness.

Detracting from performance were the following stocks: Verisign (0.00%), a leading provider of internet domain name registration and SSL (secure sockets layer) certificates, fell 56% during the year.  While the company exceeded first quarter expectations, the 9th Circuit Court of Appeals in San Francisco handed back a 2006 lawsuit, CFIT vs Verisign, to the lower District Federal Court which had rejected the case three times in past.    We have exited our position to reflect the diminished outlook on the stock.  Adobe (0.00%), the leading software maker for web publishing, lost 53% during the year.  During the fourth quarter of 2008, the company announced a revenue miss due to the weak global economy and lower than expected demand for its new product release, Creative Suite 4, which started shipping on October 15 2008.  We have exited the position.  Finally Alcon (0.00%), a leader in ophthalmology, fell 53% during the year.  The company missed their 2008 third quarter estimates and reduced 2009 guidance.  Allergy and glaucoma drugs were weaker than expected, and foreign exchange exposure and increased operating expenses also detracted from revenue and earnings.  We have exited the position as the company has chosen to sacrifice margins for future growth.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Columbus Circle Investors, Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

PORTFOLIO ADVISOR COMMENTARY (Continued)

Lastly, technology companies saw business improve from a weak first quarter.  While we do not expect a significant rebound in the economy this year, we are seeing positive indicators in terms of yield curve shape, Federal Reserve liquidity injection and Congressional legislation that should begin to restore health to the financial system and enable well capitalized entities to lead the market towards recovery by the end of the year.  In addition, China’s demand economy style stimulus has enabled it to reaccelerate growth and the Portfolio is positioned to try to take advantage of this.  We continue to focus on themes with dynamic secular trends and companies less exposed to the overall economy.  The themes we remain focused on are Video Streaming and Downloading, Internet Advertising, Emerging Market Internet Growth, Next Generation carrier spending (Voice over IP, Bandwidth Optimization), Alternative Energy/Energy Technology, Biotechnology and Security.  We believe the Portfolio is poised to capitalize on these themes.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

        % of

Company

   Net Assets

Apple, Inc.	5.2%
Qualcomm, Inc.	5.1%
EMC Corp.	4.0%
McAfee, Inc.	3.3%
Google, Inc. - Cl. A	3.3%
PMC-Sierra, Inc.	3.1%
Broadcom Corp.	3.1%
Amphenol Corp.	3.0%
Oracle Corp.	3.0%
ANSYS, Inc.	2.9%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

	One Year: 9/1/08 – 8/31/09	Five Year: 9/1/04 - 8/31/09*	Ten Year: 9/1/99 -8/31/09*	Inception: 10/23/97 - 8/31/09*	Inception: 9/21/98 – 8/31/09*	Inception: 1/7/03 - 8/31/09*
Class A
With Sales Charge	-39.02%	5.89%	6.25%	5.99%	NA	NA
Without Sales Charge	-35.29%	7.16%	6.88%	6.52%	NA	NA
Class B
With Sales Charge	-37.52%	6.42%	6.24%	NA	8.54%	NA
Without Sales Charge	-35.74%	6.58%	6.24%	NA	8.54%	NA
Class C
With Sales Charge	-36.05%	6.51%	NA	NA	NA	9.46%
Without Sales Charge	-35.69%	6.51%	NA	NA	NA	9.46%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.71%, 3.31% and 3.31% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The overall stock market, measured by the S&P 500 Index, bottomed on March 6, 2009, with energy and materials indices bottoming on or about the same date.  The overall stock market, along with energy and materials stocks, has staged an impressive rally since the March lows. Global economic activity was quite weak for much of the year ended August 31, 2009, although there are signs that the worst is over.  Crude oil has rebounded off its bottom of nearly $31/barrel in late December 2008 to $70/barrel at the end of August 2009.  Despite the rebound, that level is nearly 40% down from the $115 price at the end of August, 2008.  The story is different when looking at natural gas, where the near future is down 62.5% from the high during the year and has shown little sign of rebounding.

Stocks that helped the Portfolio’s performance during the year were materials companies Freeport-McMoRan (3.05%) and Celanese (3.14%) and engineering and construction company URS Corp (0.00%).  Within energy, a number of holdings contributed well, including Anadarko Petroleum (4.30%), Lufkin Industries (2.46%), Weatherford Int'l. (0.00%) and BG Group (2.49%).  On the other side of the ledger, stocks detracting from performance included materials company Weyerhaeuser (4.25%), Alternative Energy (wind) company Gamesa (0.00%), and Energy companies Rowan (0.00%) and Pioneer Natural Resources (0.00%).

Although there is debate about the shape of the recovery in global economic activity, many Asian economies have begun to rebound.  The picture in Europe is mixed, with some signs of life in France and Germany, but with other countries still in negative territory.  If one looks at several economic indicators, it appears as though the U.S. recession is just about over.  Currently debated is the strength of an expected recovery.  Should the global recovery be broad based, we would expect demand for crude oil and product to stabilize, although we are not expecting the price of crude to reach previous highs anytime soon.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of

Company

Net Assets

Anadarko Petroleum Corp.	4.3%
Apache Corp.	4.3%
Weyerhauser Co.	4.3%
Monsanto Co.	4.0%
Transocean, Ltd.	4.0%
Pride International, Inc.	4.0%
XTO Energy, Inc.	4.0%
Smith International, Inc.	3.8%
Mariner Energy, Inc.	3.8%
Jacobs Engineering Group, Inc.	3.8%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

      Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 – 8/31/09	Five Year: 9/1/04 - 8/31/09*	Inception: 8/1/00 — 8/31/09*
Class A
With Sales Charge	-30.47%	-6.05%	-1.71%
Without Sales Charge	-26.23%	-4.93%	-1.06%
Class B
With Sales Charge	-30.39%	-5.79%	-1.67%
Without Sales Charge	-26.73%	-5.54%	-1.67%
Class C
With Sales Charge	-27.37%	-5.53%	-1.66%
Without Sales Charge	-26.63%	-5.53%	-1.66%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 3.71%, 4.28% and 4.29% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Over the last year ended August 31, 2009, the top contributors to the Portfolio’s performance were Goldman Sachs (4.63%), Blackrock (3.93%), and Intercontinental Exchange (0.00%).  Goldman Sachs was able to outperform during the historic market sell-off due in part to its strong liquidity and funding position.  Blackrock outperformed other financials over the last year largely due to its diversified mix of assets under management, strong organic growth and, more recently, the acquisition of Barclays Global Investors.  Although the Portfolio no longer owns shares of Intercontinental Exchange, the stock outperformed during this period due mostly to the acquistions of Creditex and The Clearing Corp, as well as potential entry into the credit default swaps market.

The top detractors from the Portfolio’s performance were Bank of America (4.14%) and Citigroup (0.00%).  The Portfolio was underweight both names; however, poor timing worked against us.  Both companies were casualties of the financial market meltdown due in part to concerns over liquidity, credit quality, and government intervention.  The situation at Bank of America was made worse by the poorly timed acquisition of Countrywide and the poorly managed acquisition of Merrill Lynch.  At Citigroup, which is no longer owned in the Portfolio, investors were spooked by the failed bid for Wachovia, the multiple rounds of government bail-out, and the attempt to break up the company along core and non-core business lines.

We continue to believe our constant search for value and attractive investment opportunities will serve the Portfolio well.  Due to the unprecedented dislocations in the financial markets we have shifted our investment strategy away from sub-sectors such as capital markets and consumer finance.  For a portion of the last year, we held a greater percentage of cash equivalents than usual given the extreme turbulence in the markets.  Recently, we have begun putting these cash equivalents to work by increasing the Portfolio’s holdings in commercial banks.  However, we believe that many stocks may have rallied ahead of fundamentals and remain cautious about the length and depth of the credit cycle.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/09.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

          % of

Company

     Net Assets

Metlife, Inc.	5.1%
Prudential Financial, Inc.	4.8%
J.P. Morgan Chase & Co.	4.7%
Goldman Sachs Group, Inc. (The)	4.6%
Invesco, Ltd.	4.6%
State Street Corp.	4.5%
UBS AG	4.4%
Wells Fargo & Co.	4.2%
Bank of America Corp.	4.1%
PNC Financial Services Group, Inc.	4.1%

*Based on total net assets as of August 31, 2009

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 — 8/31/09	Five Year: 9/1/04 — 8/31/09*	Ten Year: 9/1/99 — 8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-0.91%	NA	NA	NA	2.09%
Without Sales Charge	5.09%	NA	NA	NA	3.81%
Class B
With Sales Charge	-0.53%	2.23%	3.92%	3.55%	NA
Without Sales Charge	4.47%	2.59%	3.92%	3.55%	NA
Class C
With Sales Charge	3.37%	2.57%	3.91%	3.55%	NA
Without Sales Charge	4.37%	2.57%	3.91%	3.55%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 1.81%, 2.41% and 2.41% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Throughout the Saratoga Portfolio’s fiscal year ended August 31, 2009, the fixed income market demonstrated historic volatility as the credit crisis accelerated following the collapse of Lehman Brothers, and then it reversed in a major way largely due to the efforts of the government.  For the last twelve months, treasury yields dropped 140 basis points (bp) (1.40 percentage points) in the two-year maturities and 41 bp in the ten-year area while credit spreads widened, continuing the trends seen in the prior year.

We believe the Saratoga Investment Quality Bond Portfolio was well positioned for these market developments.  In addition, we also believe the Portfolio is positioned to take advantage of some of the opportunities the recent market gyrations have created.  We have significantly increased the Portfolio’s investments in corporate bonds (at the expense of U.S. Treasury securities) to try to take advantage of the “wide spread” levels seen in the corporate sector.  Investors were being adequately compensated for the additional risk, in our view, and we are trying to take advantage of it.  The majority of the corporate exposure is still positioned on the short-end of the yield curve, consistent with our long-standing philosophy and process of managing the Portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of

Issuer

Net Assets

Federal Home Loan Mortgage, 5.125%, 10/18/2016	7.4%
Federal National Mortgage, 4.125%, 4/15/2014	7.1%
Federal National Mortgage, 5.00%, 4/15/2015	5.2%
AT&T, Inc., 5.30%, 11/15/10	4.1%
U.S. Treasury Notes - TIPS, 1.875%, 7/15/2013	4.1%
U.S. Treasury Notes, 4.500%, 11/15/2015	4.0%
General Electric Capital Corp., 5.625%, 5/1/2018	4.0%
FPL Group Capital, Inc., 5.625%, 9/1/2011	3.7%
Bank of America Corp., 5.75%, 12/1/2017	3.6%
Caterpillar Financial Services Corp., 5.125%, 10/12/2011	3.6%

*Based on total net assets as of  August 31, 2009

Excludes short-term investments.

           Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Barclays Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Barclays Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2009
	One Year: 9/1/08 — 8/31/09	Five Year: 9/1/04 — 8/31/09*	Ten Year: 9/1/99 — 8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-5.06%	NA	NA	NA	-1.40%
Without Sales Charge	0.76%	NA	NA	NA	0.25%
Class B
With Sales Charge	-4.73%	0.65%	2.70%	2.14%	NA
Without Sales Charge	0.14%	1.01%	2.70%	2.14%	NA
Class C
With Sales Charge	-0.73%	1.00%	2.67%	2.10%	NA
Without Sales Charge	0.24%	1.00%	2.67%	2.10%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 2.35%, 2.74% and 2.74% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Throughout the Saratoga Portfolio’s fiscal year ended August 31, 2009, the municipal bond market followed the trend of the taxable fixed income market with historically high volatility as the credit crisis accelerated following the collapse of Lehman Brothers, and then reversed in a major way largely due to the efforts of the Federal government.  For the last twelve months, treasury yields dropped 140 basis points (bp) (1.40 percentage points) in the two-year maturities and 41 bp in the ten-year area, continuing the trends seen in the prior year.  The municipal market followed this pattern with 10-year AA General Obligation bonds’ yields declining 38 bp during the fiscal year.

The Saratoga Municipal Bond Portfolio continues to be conservatively positioned.  The tax revenues for many state and local governments are currently less robust given the slow economic conditions seen throughout much of the country.  In particular, unemployment will likely remain persistently high, in our view.  Although we acknowledge that unemployment statistics are lagging indicators, we maintain that employers were quick to trim their workforces, but will likely be reluctant to rehire.  While the housing market seems to be stabilizing, some of this improvement stems from the tax credit provided by the government which is scheduled to expire in November of this year.  This portends continued constraint on the fiscal situation of municipalities.  Accordingly, we remain cautious.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

              % of

        Issuer

  Net Assets

Wisconsin State Health & Educational Facilities Authority, Revenue, 5.25%, 8/15/2019	6.6%
Mercer County School District Finance Corp., School Building Revenue, 4.125%, 5/1/2023	6.4%
Kirksville, MO R-III School District, 5.00%, 3/1/2020	5.7%
Utah State Board Regents, Revenue, 5.25%, 12/1/2014	5.5%
City of Anchorage, AK Schools, Series A, 5.00%, 10/1/2020	5.5%
New Jersey Economic Development Authority, Water Facilities, Revenue, 5.35%, 2/1/38, MBIA	5.4%
Wilmington, NC Water & Sewer System, Revenue, 5.00%, 6/1/2023	5.3%
Philadelphia, PA, General Obligation, 4.90%, 9/15/2020, FSA	5.2%
City of New York, NY, General Obligation, 5.00%, 8/1/2023, FSA	5.2%
Texas State University System, Revenue, 5.375%, 3/15/2017, FSA	5.1%

*Based on total net assets as of August 31, 2009

 Portfolio Composition*

Excludes short-term investments

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Reich & Tang Asset Management, LLC, New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A, B, C)
8/31/09	0.01%

	One Year: 9/1/08 — 8/31/09	Five Year: 9/1/04 — 8/31/09*	Ten Year: 9/1/99 — 8/31/09*	Inception: 1/4/99 — 8/31/09*	Inception: 2/14/06 — 8/31/09*
Class A
With Sales Charge	-5.56%	NA	NA	NA	-0.03%
Without Sales Charge	0.10%	NA	NA	NA	1.63%
Class B
With Sales Charge	-4.90%	1.80%	1.93%	2.00%	NA
Without Sales Charge	0.10%	2.17%	1.93%	2.00%	NA
Class C
With Sales Charge	-0.90%	2.17%	1.93%	2.00%	NA
Without Sales Charge	0.10%	2.17%	1.93%	2.00%	NA

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*  Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2008 are 1.71%, 2.35% and 2.32% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2009.

The two most dominant concerns that we continue to address are: 1) when will our economic “ship” right itself, and 2) when will short term rates begin to improve.  There is a growing belief that we may be finally at or near the bottom of the current economic growth cycle and that it is only a matter of time until we begin the growth segment of a new cycle.  One would like to believe that the various worldwide government economic stimulus actions and direct monetary injections would eventually bare some form of fruit in the form of a revitalized economic expansion.  A sampling of the positive economic figures we have recently observed include a lack of inflationary pressures on the producer and consumer pricing side, growing durable goods orders, and an increase in corporate capital orders/investments.   However, the continual worsening in home prices, employment data, and the rise in long term mortgage rates do not necessarily point to a healing scenario.

Ultimately, we tend to be in more of an economic holding pattern that is extremely sensitive to both positive and negative variables.  Time will be the final judge of success in regards to the various efforts made to correct one of the worst economic periods in our nation’s history.  The intensity and duration of our economy’s current recessionary period can still be directly related to the “blockage” of credit and liquidity between various financial entities and the reluctance of these institutions to lend to other businesses and individuals.  The Federal Open Market Committee, the Treasury Department, and the Obama administration continue to face an unprecedented period in our nation’s history that will require a great deal of foresight, resilience, strength, and courage to address and implement the steps needed to direct our economy down the path of recovery.  Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to try to maintain liquidity and preserve capital in the Portfolio.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 99.6%
	ADVERTISING - 2.0%
9,700	Omnicom Group, Inc.		$ 352,304

	BANKS - 7.1%
36,700	Bank of America Corp.		645,553
3,600	Goldman Sachs Group, Inc. (The)		595,656
			1,241,209
	BIOTECHNOLOGY - 3.3%
10,300	Genzyme Corp. *		573,813

	COMMERCIAL SERVICES - 4.2%
16,600	Pharmaceutical Product Development, Inc.		333,826
920	Washington Post Co. (The)		399,611
			733,437
	COMPUTERS - 4.8%
18,200	DST Systems, Inc. * +		833,742

	ENGINEERING & CONSTRUCTION - 5.1%
56,400	Chicago Bridge & Iron Co. NV +		887,736

	HEALTHCARE-PRODUCTS - 8.4%
9,600	Becton Dickinson and Co.		668,352
20,800	Medtronic, Inc.		796,640
			1,464,992
	HEALTHCARE-SERVICES - 2.4%
7,900	Quest Diagnostics, Inc. +		426,284

	INSURANCE - 17.2%
25,200	Axis Capital Holdings, Ltd.		768,096
21,700	MetLife, Inc.		819,392
19,050	Reinsurance Group of America, Inc.		820,103
11,700	Travelers Cos., Inc. (The)		589,914
			2,997,505
	METAL FABRICATE & HARDWARE - 2.0%
3,800	Precision Castparts Corp.		346,864

	OIL & GAS - 8.7%
12,100	Devon Energy Corp.		742,698
10,350	Transocean, Ltd. *		784,944
			1,527,642
	OIL & GAS SERVICES - 15.0%
18,200	Baker Hughes, Inc.		626,990
15,000	Cameron International Corp. * +		535,650
28,300	Halliburton Co.		670,993
39,400	Weatherford International, Ltd. * +		786,030
			2,619,663
	RETAIL - 5.0%
23,400	CVS Caremark Corp.		877,968

	SAVINGS & LOANS - 3.7%
48,800	Hudson City Bancorp, Inc.		640,256

	SOFTWARE - 4.4%
31,300	Microsoft Corp.		771,545

	TELECOMMUNICATIONS - 3.0%
34,900	Corning, Inc.		526,292

	TOYS & GAMES & HOBBIES - 3.3%
20,300	Hasbro, Inc.		576,317

	TOTAL COMMON STOCK (Cost - $17,235,796)		17,397,569

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	SHORT-TERM INVESTMENTS - 0.2%
35,667	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $35,667)		$ 35,667

Principal
	COLLATERAL FOR SECURITIES LOANED - 10.8%
$ 1,880,883	Morgan Stanley & Co., Inc., Repurchase agreement to yield 0.21%, 9/1/09 with a maturity
	value of $1,880,894 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,880,883)		1,880,883

	TOTAL INVESTMENTS - 110.6% (Cost - $19,152,346) (a)		$ 19,314,119

	OTHER LIABILITIES AND ASSETS - (10.6)%		(1,843,796)

	TOTAL NET ASSETS - 100%		$ 17,470,323

	Percentages indicated are based on net assets of $17,470,323

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,695,128 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,134,200
		Unrealized depreciation:	(1,515,209)
		Net unrealized appreciation:	$ (381,009)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 99.5%
	BANKS - 13.3%
38,138	Bank of America Corp.		$ 670,847
5,006	Goldman Sachs Group Inc. (The )		828,293
18,537	JPMorgan Chase & Co.		805,618
27,947	Wells Fargo & Co.		769,101
			3,073,859
	BIOTECHNOLOGY - 5.8%
11,711	Amgen, Inc. *		699,615
12,237	Celgene Corp. *		638,404
			1,338,019
	COMMERCIAL SERVICES - 3.0%
9,639	Visa, Inc. +		685,333

	COMPUTERS - 10.3%
10,089	Apple, Inc. *		1,697,071
58,261	Brocade Communications Systems, Inc. * +		421,227
6,918	Cognizant Technology Solutions Corp. *		241,300
			2,359,598
	DIVERSIFIED FINANCIAL SERVICES - 7.9%
3,352	BlackRock, Inc.		668,959
7,416	Franklin Resources, Inc.		692,135
4,826	IntercontinentalExchange, Inc. *		452,679
			1,813,773
	ENTERTAINMENT - 2.3%
25,530	International Game Technology		534,088

	INTERNET - 18.2%
12,252	Amazon.com, Inc. * +		994,740
37,665	eBay, Inc. *		833,903
2,139	Google, Inc. - Cl. A *		987,512
4,388	McAfee, Inc. *		174,555
7,845	Priceline.com, Inc. * +		1,207,973
			4,198,683
	MACHINERY-DIVERSIFIED - 2.5%
6,719	Flowserve Corp.		579,514

	MINING - 2.1%
7,485	Freeport-McMoRan Copper & Gold, Inc. +		471,405

	OIL & GAS - 3.0%
18,573	Southwestern Energy Co. * +		684,601

	PHARMACEUTICALS - 3.2%
10,172	Express Scripts, Inc. *		734,622

	RETAIL - 9.5%
12,132	Ross Stores, Inc.		565,836
28,458	Starbucks Corp. *		540,417
13,808	Tiffany & Co.		502,335
20,660	Urban Outfitters, Inc. * +		587,364
			2,195,952
	SEMICONDUCTORS - 4.5%
12,543	Analog Devices, Inc.		354,340
24,019	Broadcom Corp. *		683,341
			1,037,681
	SOFTWARE - 4.6%
48,270	Oracle Corp.		1,055,665

	TELECOMMUNICATIONS - 6.0%
20,316	Juniper Networks, Inc. *		468,690
19,824	QUALCOMM, Inc.		920,230
			1,388,920

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	TRANSPORTATION - 3.3%
12,750	Union Pacific Corp.		$ 762,577

	TOTAL COMMON STOCK (Cost - $19,670,220)		22,914,290
Principal
	COLLATERAL FOR SECURITIES LOANED - 19.5%
$ 4,503,503	Morgan Stanley & Co., Inc., Repurchase agreement to yield 0.21%, 9/1/09 with a maturity
	value of $4,503,529 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $4,503,503)		4,503,503

	TOTAL INVESTMENTS - 119.0% (Cost - $24,173,723) (a)		$ 27,417,793

	OTHER LIABILITIES AND ASSETS - (19.0)%		(4,380,142)

	TOTAL NET ASSETS - 100.0%		$ 23,037,651

	Percentages indicated are based on net assets of $23,037,651

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,202,422 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,754,803
		Unrealized depreciation:	(539,432)
		Net unrealized appreciation:	$ 3,215,371

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 99.4%
	AEROSPACE/DEFENSE - 1.1%
1,775	Alliant Techsystems, Inc. * +		$ 137,172

	APPAREL - 1.3%
2,350	VF Corp.		163,466

	BANKS - 3.8%
28,775	Fifth Third Bancorp		314,799
4,550	Prosperity Bancshares, Inc. +		157,111
			471,910
	CAPITAL MARKETS - 1.8%
11,550	TD Ameritrade Holding Corp. *		222,222

	CHEMICALS - 5.5%
5,275	Albemarle Corp.		170,013
10,075	Celanese Corp. - Cl. A		256,610
5,175	FMC Corp.		246,848
			673,471
	COMMERCIAL SERVICES - 4.7%
7,325	Avery Dennison Corp.		226,343
11,025	RR Donnelley & Sons Co.		196,686
5,775	Waste Connections, Inc. *		157,946
			580,975
	COMMUNICATIONS EQUIPMENT - 1.5%
6,650	Nice Systems, Ltd. *		186,333

	COMPUTERS - 1.0%
9,150	Seagate Technology		126,727

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
18,975	Discover Financial Services		260,906

	ELECTRIC - 1.5%
15,950	Calpine Corp. *		187,572

	ELECTRONICS - 0.5%
10,225	Flextronics International, Ltd. *		60,634

	ENERGY EQUIPMENT - 1.7%
3,575	Dresser-Rand Group, Inc. *		106,178
6,000	Superior Energy Services, Inc. *		109,380
			215,558
	ENGINEERING & CONSTRUCTION - 0.7%
3,400	McDermott International, Inc. *		80,784

	FOOD - 5.9%
7,725	ConAgra Foods, Inc.		158,594
2,750	JM Smucker Co. (The) +		143,742
7,925	Kroger Co. (The)		171,101
4,050	Ralcorp Holdings, Inc. * +		254,056
			727,493
	FOOD PRODUCTS - 1.5%
6,625	Archer-Daniels-Midland Co.		190,999

	HEALTH CARE EQUIPMENT - 0.4%
1,125	Teleflex, Inc.		50,963

	HEALTHCARE-PRODUCTS - 4.9%
1,275	Becton Dickinson and Co.		88,766
925	CR Bard, Inc.		74,537
3,525	Henry Schein, Inc. *		186,755
5,300	Zimmer Holdings, Inc. *		250,955
			601,013

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	HEALTHCARE-SERVICES - 2.5%
5,925	DaVita, Inc. * +		$ 306,382

	HOUSEHOLD PRODUCTS - 1.6%
3,025	Energizer Holdings, Inc. * +		197,926

	HOUSEHOLD PRODUCTS/WARES - 1.3%
6,400	Jarden Corp. * +		155,840

	INSURANCE - 10.9%
6,275	ACE, Ltd.		327,430
4,675	HCC Insurance Holdings, Inc. +		123,607
5,825	IPC Holdings, Ltd.		188,846
3,275	Reinsurance Group of America, Inc.		140,989
7,925	Willis Group Holdings, Ltd.		204,386
20,875	XL Capital, Ltd. - Cl. A		362,180
			1,347,438
	INTERNET SOFTWARE AND SERVICES - 0.6%
2,700	Check Point Software Technologies *		75,249

	INVESTMENT COMPANIES - 2.1%
27,600	Apollo Investment Corp.		255,576

	IT SERVICES - 1.9%
9,700	Amdocs, Ltd. *		235,904

	LEISURE EQUIPMENT - 1.0%
6,775	Mattel, Inc.		121,882

	LIFE SCIENCE TOOLS - 2.8%
925	Mettler-Toledo International, Inc. *		80,845
5,825	Thermo Fisher Scientific, Inc. *		263,348
			344,193
	MACHINERY - 1.4%
2,750	General Cable Corp. *		97,020
1,650	Lincoln Electric Holdings, Inc. +		75,108
			172,128
	MEDIA - 1.8%
6,075	Omnicom Group, Inc.		220,644

	MISCELLANEOUS MANUFACTURING - 1.1%
5,250	Actuant Corp. - Cl. A		74,183
1,125	SPX Corp.		62,640
			136,823
	OIL & GAS - 3.3%
1,175	Anadarko Petroleum Corp.		62,122
4,850	PetroHawk Energy Corp. *		104,420
2,525	Range Resources Corp. +		122,134
10,000	SandRidge Energy, Inc. * +		122,000
			410,676
	PACKAGING & CONTAINERS - 5.1%
14,675	Owens-Illinois, Inc. *		498,069
5,211	Pactiv Corp. * +		129,493
			627,562
	PROFESSIONAL SERVICES - 1.1%
4,850	Equifax, Inc.		134,054

	REITS - 3.1%
22,150	Annaly Capital Management, Inc.		384,081

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	RETAIL - 7.7%
4,375	Best Buy Co., Inc. +		$ 158,725
3,975	Darden Restaurants, Inc.		130,897
10,150	GameStop Corp. * +		241,570
5,475	Phillips-Van Heusen Corp.		206,846
4,000	Staples, Inc.		86,440
25,584	Wendy's/Arby's Group, Inc.		128,943
			953,421
	SAVINGS & LOANS - 2.2%
11,300	New York Community Bancorp, Inc. +		120,232
9,120	People's United Financial, Inc.		146,467
			266,699
	SEMICONDUCTORS - 0.5%
4,250	QLogic Corp. * +		67,192

	SOFTWARE - 3.9%
775	ANSYS, Inc. * +		27,234
2,475	Fiserv Inc. *		119,419
22,425	Nuance Communications, Inc. *		276,500
1,775	Sybase, Inc. * +		61,859
			485,012
	TELECOMMUNICATIONS - 3.0%
4,975	CommScope, Inc. *		134,126
13,375	Syniverse Holdings, Inc. *		239,011
			373,137
	TRANSPORTATION - 0.6%
1,625	CSX Corp.		69,063

	TOTAL COMMON STOCK (Cost - $11,769,157)		12,279,080

	SHORT-TERM INVESTMENTS - 0.4%
43,320	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $43,320)		43,320

Principal
	COLLATERAL FOR SECURITIES LOANED - 18.1%
$ 2,234,940	Deutsche Bank Securities, Inc., Repurchase agreement to yield 0.22%, 9/1/09 with a maturity
	value of $2,234,954 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $2,234,940)		2,234,940

	TOTAL INVESTMENTS - 117.9% (Cost - $14,047,417) (a)		$ 14,557,340

	OTHER LIABILITIES AND ASSETS - (17.9)%		(2,208,396)

	TOTAL NET ASSETS - 100.0%		$ 12,348,944

	Percentages indicated are based on net assets of $12,348,944

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,370,873 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,163,874
		Unrealized depreciation:	(977,407)
		Net unrealized appreciation:	$ 186,467

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 98.3%
	APPAREL - 3.4%
6,300	Carter's, Inc. *		$ 158,508
4,500	Hanesbrands, Inc. *		94,770
			253,278
	AUTO PARTS & EQUIPMENT - 1.4%
3,600	BorgWarner, Inc. +		106,812

	BANKS - 8.0%
3,700	First Midwest Bancorp, Inc. (IL) +		37,962
9,900	Glacier Bancorp, Inc. +		147,609
7,000	National Penn Bancshares, Inc.		39,200
4,700	Prosperity Bancshares, Inc. +		162,291
4,600	Sterling Bancshares, Inc. (TX)		36,570
8,700	Trustmark Corp.		165,561
			589,193
	CHEMICALS - 2.0%
9,200	RPM International, Inc.		149,776

	COAL - 1.9%
2,700	Walter Energy, Inc. +		140,157

	COMMERCIAL SERVICES - 4.1%
4,000	MAXIMUS, Inc.		166,600
3,100	Watson Wyatt Worldwide, Inc. - Cl. A		135,470
			302,070
	COMPUTERS - 5.2%
21,900	Brocade Communications Systems, Inc. * +		158,337
5,000	Netscout Systems, Inc. *		57,300
9,900	Perot Systems Corp. *		164,835
			380,472
	COSMETICS/PERSONAL CARE - 1.6%
1,900	Chattem, Inc. * +		116,356

	DISTRIBUTION/WHOLESALE - 2.0%
3,300	Owens & Minor, Inc.		146,025

	ELECTRIC - 5.4%
5,800	Cleco Corp.		141,636
6,000	Portland General Electric Co.		117,120
6,600	Westar Energy, Inc.		135,432
			394,188
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
2,800	General Cable Corp. *		98,784

	ELECTRONICS - 2.0%
1,700	Mettler-Toledo International, Inc. *		148,580

	ENGINEERING & CONSTRUCTION - 0.5%
1,800	Tutor Perini Corp. *		35,316

	FOOD - 1.0%
2,000	TreeHouse Foods, Inc. * +		74,100

	GAS - 2.1%
6,400	Piedmont Natural Gas Co., Inc. +		153,728

	HAND/MACHINE TOOLS - 1.6%
2,600	Lincoln Electric Holdings, Inc.		118,352

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	HEALTHCARE-PRODUCTS - 2.2%
4,100	West Pharmaceutical Services, Inc. +		$ 164,779

	HOUSEHOLD PRODUCTS/WARES - 3.1%
1,300	Church & Dwight Co., Inc.		74,269
4,100	Tupperware Brands Corp.		151,659
			225,928
	INSURANCE - 5.0%
5,500	Aspen Insurance Holdings, Ltd.		139,700
5,800	IPC Holdings, Ltd.		188,036
1,900	Protective Life Corp.		40,945
			368,681
	MACHINERY-DIVERSIFIED - 6.4%
5,100	Gardner Denver, Inc. * +		165,597
3,000	Nordson Corp.		160,740
3,800	Wabtec Corp/DE		142,310
			468,647
	MISCELLANEOUS MANUFACTURING - 11.3%
3,700	AO Smith Corp.		140,785
5,000	Aptargroup, Inc.		171,900
9,000	Barnes Group, Inc.		132,210
4,300	Brink's Co. (The)		113,305
4,900	Crane Co.		115,003
3,500	Teleflex, Inc.		158,550
			831,753
	OIL & GAS - 1.0%
2,000	Comstock Resources, Inc. *		70,660

	OIL & GAS SERVICES - 3.1%
6,500	Exterran Holdings, Inc. * +		117,195
3,800	Oil States International, Inc. * +		111,986
			229,181
	REITS - 5.6%
1,000	Corporate Office Properties Trust SBI MD +		36,860
9,600	Senior Housing Properties Trust		192,576
4,900	Tanger Factory Outlet Centers		184,338
			413,774
	RETAIL - 7.0%
2,800	BJ's Wholesale Club, Inc. *		91,280
3,600	Childrens Place Retail Stores, Inc. (The) *		109,188
7,200	Dick's Sporting Goods, Inc. * +		161,352
7,600	Jack in the Box, Inc. *		154,964
			516,784
	SAVINGS & LOANS - 4.6%
12,900	First Niagara Financial Group, Inc.		168,732
11,400	Washington Federal, Inc. +		169,176
			337,908
	SOFTWARE - 1.4%
5,200	JDA Software Group, Inc. *		100,568

	TELECOMMUNICATIONS - 1.0%
4,400	Netgear, Inc. *		75,152

	TRANSPORTATION - 3.1%
3,800	Bristow Group, Inc. *		110,960
3,800	Genesee & Wyoming, Inc. *		119,244
			230,204

	TOTAL COMMON STOCK (Cost - $6,048,573)		7,241,206

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	SHORT-TERM INVESTMENTS - 1.8%
131,569	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $131,569)		$ 131,569

Principal
	COLLATERAL FOR SECURITIES LOANED - 25.4%
$ 1,874,856	Morgan Stanley & Co., Inc., Repurchase agreement to yield 0.21%, 9/1/09 with a maturity
	value of $1,874,867 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,874,856)		1,874,856

	TOTAL INVESTMENTS - 125.5% (Cost - $8,054,998) (a)		$ 9,247,631

	OTHER LIABILITIES AND ASSETS - (25.5)%		(1,879,703)

	TOTAL NET ASSETS - 100%		$ 7,367,928

	Percentages indicated are based on net assets of $7,367,928

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,108,409 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,312,453
		Unrealized depreciation:	(173,231)
		Net unrealized appreciation:	$ 1,139,222

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 97.2%
	AEROSPACE/DEFENSE - 0.9%
3,070	BAE Systems PLC - ADR		$ 61,983

	AGRICULTURE - 2.5%
2,970	Imperial Tobacco Group PLC - ADR		165,667

	AUTO MANUFACTURERS - 4.1%
4,400	Bayerische Motoren Werke AG - ADR		67,100
1,100	Honda Motor Co., Ltd. - ADR		34,463
2,070	Toyota Motor Corp. - ADR		176,343
			277,906
	BANKS - 20.2%
11,680	Banco Santander SA - ADR		180,222
3,840	BNP Paribas - ADR		154,560
500	Commonwealth Bank of Australia - ADR **		58,170
1,870	DBS Group Holdings, Ltd. - ADR		66,104
2,416	HSBC Holdings PLC - ADR		130,271
1,000	Industrial & Commercial Bank of China - ADR		34,140
7,560	Intesa Sanpaolo SpA - ADR *		196,106
21,250	Mitsubishi UFJ Financial Group, Inc. - ADR		134,725
26,630	National Bank of Greece SA - ADR		170,166
13,480	Sumitomo Mitsui Financial Group, Inc. - ADR		57,425
1,770	Westpac Banking Corp. - ADR		180,611
			1,362,500
	BEVERAGES - 1.4%
1,870	Asahi Breweries, Ltd. - ADR		97,849

	BIOTECHNOLOGY - 1.6%
7,810	CSL Ltd/Australia - ADR		105,279

	BUILDING MATERIALS - 4.5%
6,500	Boral, Ltd. - ADR		126,913
8,240	Lafarge SA - ADR		175,100
			302,013
	CHEMICALS - 1.8%
1,940	Bayer AG - ADR		119,116

	DISTRIBUTION/WHOLESALE - 2.7%
700	Mitsui & Co. Ltd. - ADR		180,677

	ELECTRIC - 7.2%
2,770	E.ON AG - ADR		117,310
3,392	GDF Suez - ADR		143,142
2,200	Kansai Electric Power Co., Inc. (The) - ADR		101,504
6,890	Scottish & Southern Energy PLC - ADR		124,709
			486,665
	FOOD - 5.8%
7,360	Nestle SA - ADR		305,072
4,540	Tesco PLC - ADR		82,991
			388,063
	FOOD SERVICE - 1.2%
15,750	Compass Group PLC - ADR		84,105

	HOUSEHOLD PRODUCTS/WARES - 1.6%
11,725	Reckitt Benckiser Group PLC - ADR		106,463

	INSURANCE - 2.1%
6,340	AXA SA - ADR		144,996

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	IRON/STEEL - 2.1%
2,470	ArcelorMittal NY Registered Shares		$ 88,006
2,270	Sumitomo Metal Industries, Ltd. - ADR		56,183
			144,189
	MACHINERY-CONSTRUCTION & MINING - 1.1%
1,000	Komatsu, Ltd. - ADR		71,410

	MACHINERY-DIVERSIFIED - 0.9%
8,300	MAN SE - ADR *		63,485

	MEDIA - 0.9%
10	Grupo Televisa SA - ADR		175
1,500	WPP PLC - ADR		62,055
			62,230
	METAL FABRICATE/HARDWARE - 2.3%
2,420	NSK, Ltd. - ADR		158,534

	MINING - 2.2%
2,420	BHP Billiton, Ltd. - ADR		150,766

	MISCELLANEOUS MANUFACTURING - 2.2%
1,695	Siemens AG - ADR		147,194

	OIL & GAS - 8.2%
1,745	BG Group PLC - ADR		142,985
4,440	BP PLC - ADR		228,438
700	CNOOC, Ltd. - ADR		91,455
2,224	Petroleo Brasileiro SA - ADR		88,159
			551,037
	PHARMACEUTICALS - 5.6%
3,730	Roche Holding AG - ADR		148,603
1,800	Sanofi-Aventis SA - ADR		61,326
3,245	Teva Pharmaceutical Industries, Ltd. - ADR		167,118
			377,047
	RETAIL - 2.1%
12,980	Inditex SA - ADR		141,416

	SEMICONDUCTORS - 2.0%
5,105	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR		54,623
700	Tokyo Electron, Ltd. - ADR		77,000
			131,623
	TELECOMMUNICATIONS - 8.1%
8,840	Koninklijke KPN NV - ADR		135,694
4,410	Nippon Telegraph & Telephone Corp. - ADR		97,902
7,840	Nokia OYJ - ADR		109,838
4,000	Telecom Italia SpA - ADR		64,600
6,440	Vodafone Group PLC - ADR		139,877
			547,911
	TOYS/GAMES/HOBBIES - 0.9%
1,870	Nintendo Co., Ltd. - ADR		62,739

	TRANSPORTATION - 1.0%
1,400	Canadian National Railway Co.		67,578

	TOTAL COMMON STOCK (Cost - $7,467,548)		6,560,441

	SHORT-TERM INVESTMENTS - 2.4%
162,689	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $162,690)		162,690
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2009

			Value

	TOTAL INVESTMENTS - 99.6% (Cost - $7,630,238) (a)		$ 6,723,131

	OTHER ASSETS AND LIABILITIES - 0.4%		24,859

	TOTAL NET ASSETS - 100%		$ 6,747,990

	Percentages indicated are based on net assets of $6,747,990

	* Non-income producing securities.
	** 144A Security
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,775,531 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 519,512
		Unrealized depreciation:	(1,571,912)
		Net unrealized appreciation:	$ (1,052,400)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2009

Shares			Value

	COMMON STOCK - 98.8%
	BIOTECHNOLOGY - 12.0%
16,200	Amgen, Inc. *		$ 967,788
12,800	Biogen Idec, Inc. *		642,688
5,100	Genzyme Corp. *		284,121
3,000	Human Genome Sciences, Inc. * +		59,340
			1,953,937
	ELECTRONICS - 4.5%
14,700	Waters Corp. *		739,116

	HEALTHCARE-PRODUCTS - 11.8%
23,400	Affymetrix, Inc. *		180,648
34,300	Boston Scientific Corp. *		403,025
8,300	Johnson & Johnson		501,652
15,200	Medtronic, Inc.		582,160
4,200	Techne Corp. +		259,014
			1,926,499
	HEALTHCARE-SERVICES - 7.9%
27,000	UnitedHealth Group, Inc.		756,000
10,000	WellPoint, Inc. *		528,500
			1,284,500
	PHARMACEUTICALS - 57.6%
45,000	AmerisourceBergen Corp.		958,950
14,300	AstraZeneca PLC +		666,809
15,200	Cardinal Health, Inc.		525,616
53,156	Corcept Therapeutics, Inc. * +		58,472
16,500	Eli Lilly & Co.		552,090
18,700	GlaxoSmithKline PLC - ADR +		731,170
38,000	King Pharmaceuticals, Inc. * +		394,440
9,000	McKesson Corp.		511,740
36,200	Medicis Pharmaceutical Corp. - Cl. A		668,614
10,900	Novartis AG +		506,523
20,000	Par Pharmaceutical Cos., Inc. *		409,000
35,500	Pfizer, Inc.		592,850
27,726	PharMerica Corp. * +		555,906
16,100	Sanofi-Aventis SA		548,527
16,200	Teva Pharmaceutical Industries, Ltd.		834,300
24,500	Watson Pharmaceuticals, Inc. *		864,605
			9,379,612
	SOFTWARE - 5.0%
58,200	IMS Health, Inc.		806,652

	TOTAL COMMON STOCK (Cost - $16,972,879)		16,090,316

	SHORT-TERM INVESTMENTS - 0.9%
139,799	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $139,799)		139,799

Principal
	COLLATERAL FOR SECURITIES LOANED - 18.5%
$ 3,013,872	Deutsche Bank Securities, Inc., Repurchase agreement to yield 0.22%, 9/1/09 with a maturity
	value of $3,013,890 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $3,013,872)		3,013,872

	TOTAL INVESTMENTS - 118.2% (Cost - $20,126,550) (a)		$ 19,243,987

	OTHER LIABILITIES AND ASSETS - (18.2)%		(2,969,624)

	TOTAL NET ASSETS - 100%		$ 16,274,363

	Percentages indicated are based on net assets of $16,274,363

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2009

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,232,310 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,743,399
		Unrealized depreciation:	(2,731,722)
		Net unrealized depreciation:	$ (988,323)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 96.1%
	BIOTECHNOLOGY - 4.2%
4,900	Alexion Pharmaceuticals, Inc. * +		$ 221,186
4,300	Gilead Sciences, Inc. *		193,758
3,770	Illumina, Inc. *		132,968
			547,912
	CHEMICALS - 1.5%
4,250	Syngenta AG - ADR		199,410

	COMPUTERS - 16.8%
4,050	Apple Inc. *		681,251
52,000	Cadence Design Systems Inc. *		326,040
32,410	EMC Corp/Massachusetts *		515,319
6,600	NetApp Inc. * +		150,150
14,600	Netezza Corp. * +		140,160
12,800	Palm Inc. * +		170,624
15,000	Seagate Technology		207,750
			2,191,294
	ELECTRONICS - 3.8%
11,178	Amphenol Corp.		390,782
4,000	Trimble Navigation, Ltd. *		101,840
			492,622
	HEALTHCARE-PRODUCTS - 5.1%
5,500	Baxter International, Inc.		313,060
8,900	Boston Scientific Corp. *		104,575
9,600	Thoratec Corp. *		251,904
			669,539
	INTERNET - 16.3%
803	Baidu, Inc. - ADR * +		265,038
4,700	Ctrip.com International, Ltd. *		230,018
5,200	Digital River, Inc. *		183,664
12,150	eBay, Inc. *		269,001
920	Google, Inc. - Cl. A *		424,736
10,692	McAfee, Inc. *		425,328
2,821	OpenTable, Inc. *		77,944
1,590	Priceline.com, Inc. * +		244,828
			2,120,557
	OIL & GAS SERVICES - 0.5%
1,150	Schlumberger, Ltd.		64,630

	SEMICONDUCTORS - 17.0%
7,749	Aixtron AG - ADR +		152,267
14,010	Broadcom Corp. *		398,585
15,557	Cypress Semiconductor Corp. *		157,437
11,392	Maxim Integrated Products, Inc.		213,942
5,800	Microchip Technology, Inc. +		153,990
13,150	Monolithic Power Systems, Inc. *		296,270
4,457	Netlogic Microsystems, Inc. * +		195,707
9,800	Nvidia Corp. *		142,296
44,800	PMC - Sierra, Inc. *		406,784
5,200	Rambus, Inc. * +		99,320
			2,216,598
	SOFTWARE - 19.0%
10,900	ANSYS, Inc. * +		383,026
5,917	Athenahealth, Inc. * +		238,040
3,750	BMC Software, Inc. *		133,688
9,105	Check Point Software Technologies *		253,756
3,650	Citrix Systems, Inc. *		130,232
10,100	Informatica Corp. * +		181,093
6,493	Longtop Financial Technologies, Ltd. * +		160,377
6,550	Microsoft Corp.		161,458
17,800	Oracle Corp.		389,286
7,408	Sybase, Inc. * +		258,169
5,450	Vmware, Inc. * +		193,094
			2,482,219

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2009

Shares			Value
	TELECOMMUNICATIONS - 11.9%
7,090	American Tower Corp. *		$ 224,399
6,340	Cisco Systems, Inc. *		136,944
6,481	Juniper Networks, Inc. *		149,517
14,320	QUALCOMM, Inc.		664,734
6,520	SBA Communications Corp. - Cl. A *		157,197
10,829	Starent Networks Corp. * +		219,179
			1,551,970

	TOTAL COMMON STOCK (Cost - $9,721,450)		12,536,751

	SHORT-TERM INVESTMENTS - 1.8%
230,144	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $230,144)		230,144

Principal
	COLLATERAL FOR SECURITIES LOANED - 13.3%
$ 1,733,048	Deutsche Bank Securities, Inc., Repurchase agreement to yield 0.22%, 9/1/09 with a maturity
	value of $1,733,059 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,733,048)		1,733,048

	TOTAL INVESTMENTS - 111.2% (Cost - $11,684,642) (a)		$ 14,499,943

	OTHER LIABILITIES AND ASSETS - (11.2)%		(1,456,670)

	TOTAL NET ASSETS - 100%		$ 13,043,273

	Percentages indicated are based on net assets of $13,043,273

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,839,788 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 2,703,781
		Unrealized depreciation:	(43,626)
		Net unrealized appreciation:	$ 2,660,155

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2009

Shares			Value
	COMMON STOCK - 96.0%
	CHEMICALS - 12.7%
2,480	Air Products & Chemicals, Inc.		$ 186,074
6,718	Celanese Corp.		171,107
5,509	Dow Chemical Co. (The)		117,287
2,608	Monsanto Co.		218,759
			693,227
	COAL - 2.4%
4,867	Massey Energy Co.		131,798

	ENGINEERING & CONSTRUCTION - 3.8%
4,654	Jacobs Engineering Group, Inc. *		204,683

	FOREST PRODUCTS & PAPER - 4.2%
6,189	Weyerhaeuser Co.		231,407

	IRON/STEEL - 6.9%
5,287	ArcelorMittal		188,376
7,305	Cliffs Natural Resources, Inc.		184,889
			373,265
	MINING - 3.1%
2,638	Freeport-McMoRan Copper & Gold, Inc.		166,141

	OIL & GAS - 38.7%
4,429	Anadarko Petroleum Corp.		234,161
2,745	Apache Corp.		233,188
8,186	BG Group PLC		135,785
2,652	Devon Energy Corp.		162,780
3,475	Hess Corp.		175,800
4,503	Marathon Oil Corp.		139,008
16,998	Mariner Energy, Inc. *		206,186
8,421	Pride International, Inc. *		217,093
561	Seahawk Drilling, Inc. *		12,514
2,797	Total Fina Elf SA - ADR		160,184
2,863	Transocean, Ltd. *		217,130
5,598	XTO Energy, Inc.		216,083
			2,109,912
	OIL & GAS SERVICES - 18.8%
3,649	Baker Hughes, Inc.		125,708
7,926	BJ Services Co.		127,292
9,857	Helix Energy Solutions Group, Inc. *		115,327
21,559	Key Energy Services, Inc. *		154,147
3,023	Lufkin Industriesm, Inc.		133,768
7,556	Smith International, Inc.		208,319
20,613	Tesco Corp. *		158,308
			1,022,869

	PACKAGING & CONTAINERS - 3.4%
5,482	Owens-Illinois, Inc. *		186,059

	PIPELINES - 2.0%
11,650	El Paso Corp.		107,529

	TOTAL COMMON STOCK (Cost - $5,237,440)		5,226,890

	SHORT-TERM INVESTMENTS - 3.0%
161,751	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost $161,751)		161,751

	TOTAL INVESTMENTS - 99.0% (Cost - $5,399,191) (a)		$ 5,388,641

	OTHER ASSETS AND LIABILITIES - 1.0%		56,268

	TOTAL NET ASSETS - 100.0%		$ 5,444,909

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2009

	Percentages indicated are based on net assets of $5,444,909

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,410,929 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 532,127
		Unrealized depreciation:	(554,415)
		Net unrealized depreciation:	$ (22,288)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2009

Shares			Value

	COMMON STOCK - 97.2%
	BANKS - 55.9%
3,563	Bank of America Corp.		$ 62,673
424	Goldman Sachs Group, Inc. (The)		70,155
5,566	HSBC Holdings PLC		61,106
1,652	J.P. Morgan Chase & Co.		71,796
1,171	Julius Baer Holding AG		59,668
476	M&T Bank Corp.		29,398
2,094	Morgan Stanley		60,642
878	Northern Trust Corp.		51,328
1,444	PNC Financial Services Group, Inc.		61,500
2,602	Standard Chartered PLC		59,245
1,301	State Street Corp.		68,276
3,598	UBS AG *		66,628
2,687	US Bancorp		60,780
2,329	Wells Fargo & Co.		64,094
			847,289
	COMMERCIAL SERVICES - 5.0%
222	Mastercard, Inc. - Cl. A		44,984
434	Visa, Inc.		30,857
			75,841
	DIVERSIFIED FINANCIAL SERVICES - 14.3%
655	Affiliated Managers Group, Inc. *		42,791
298	BlackRock, Inc.		59,472
484	Franklin Resources, Inc.		45,172
3,347	Invesco, Ltd.		69,450
			216,885
	INSURANCE - 22.0%
1,163	ACE, Ltd.		60,685
494	Arch Capital Group, Ltd. *		32,095
13	Berkshire Hathaway, Inc. - Cl. B *		42,718
2,047	MetLife, Inc.		77,295
1,429	Prudential Financial, Inc.		72,279
955	Travelers Cos., Inc. (The)		48,151
			333,223

	TOTAL COMMON STOCK (Cost - $1,421,413)		1,473,238

	SHORT-TERM INVESTMENTS - 0.7%
11,264	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $11,264)		11,264

	TOTAL INVESTMENTS - 97.9% (Cost - $1,432,677) (a)		$ 1,484,502

	OTHER ASSETS LESS LIABILITIES - 2.1%		30,577

	TOTAL NET ASSETS - 100.0%		$ 1,515,079

	Percentages indicated are based on net assets of $1,515,079

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,446,433 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 157,160
		Unrealized depreciation:	(119,091)
		Net unrealized depreciation:	$ 38,069

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2009

Principal			Value
	U.S. GOVERNMENT AND AGENCIES - 35.4%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.4%
$ 285,237	5.375%, 8/15/11		$ 295,844
1,000,000	5.125%, 10/18/16		1,104,800
			1,400,644
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.7%
1,000,000	4.125%, 4/15/14		1,063,975
700,000	5.000%, 4/15/15		772,120
500,000	2.250%, 2/24/12		506,205
			2,342,300
	U.S. TREASURY NOTES - 6.2%
550,000	4.500%, 11/15/15 +		603,369
315,000	3.625%, 8/15/19 +		320,906
			924,275
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 4.1%
510,000	1.875%, 7/15/13 +		609,327

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $4,955,223)		5,276,546

	CORPORATE BONDS AND NOTES - 62.3%
	AEROSPACE/DEFENSE - 1.4%
200,000	United Technologies Corp., 7.125%, 11/15/10		213,564

	BANKS - 11.0%
550,000	Bank of America Corp., 5.75%, 12/1/17		533,792
390,000	Citigroup, Inc., 5.10%, 9/29/11		394,238
280,000	Goldman Sachs Group, Inc. (The), 3.25%, 6/15/12		291,993
250,000	Morgan Stanley., 5.625%, 1/9/12		263,997
150,000	US Bank NA, 7.125%, 12/1/09		152,403
			1,636,423
	CHEMICALS - 2.2%
300,000	Monsanto Co., 7.375%, 8/15/12		323,643

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.3%
200,000	Citigroup Commercial Mortgage Trust, 5.378%, 10/15/49		200,656

	DIVERSIFIED FINANCIAL SERVICES - 13.6%
300,000	Boeing Capital Corp., 5.00%, 8/15/10		309,141
500,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11		529,915
600,000	General Electric Capital Corp., 5.625%, 5/1/18		600,151
300,000	John Deere Capital Corp., 5.40%, 4/7/10		308,491
200,000	Merrill Lynch & Co., Inc. 5.77%, 7/25/11		208,762
65,000	National Rural Utilities Cooperative Finance Corp., 4.35%, 11/15/11		66,682
			2,023,142
	ELECTRIC - 9.5%
200,000	DPL, Inc., 6.875%, 9/1/11		216,242
510,000	FPL Group Capital, Inc., 5.625%, 9/1/11		547,151
200,000	Public Service Electric & Gas Co., 5.125%, 9/1/12		213,707
400,000	Southern California Edison Co., 5.75%, 3/15/14		439,907
			1,417,007

	HEALTHCARE-PRODUCTS - 2.2%
300,000	Hospira, Inc., 5.90%, 6/15/14		322,878

	INSURANCE - 2.0%
300,000	Prudential Financial, Inc., 6.00%, 12/1/17		299,146

	MACHINERY-CONSTRUCTION & MINING - 0.7%
100,000	Caterpillar, Inc., 6.55%, 5/1/11		107,721

	OIL & GAS - 9.6%
200,000	Ocean Energy, Inc., 7.25%, 10/1/11		216,719
100,000	Southern California Gas Co., 5.50%, 3/15/14		109,456
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2009

Principal			Value
	OIL & GAS - 9.6% (Continued)
$ 240,000	Anadarko Petroleum Corp., 5.95%, 9/15/16		$ 249,583
210,000	Smith International, Inc., 9.75%, 3/15/19		252,037
220,000	Weatherford International, Ltd., 9.625%, 3/1/19		267,270
300,000	Conoco Funding Co., 6.35%, 10/15/11		328,670
			1,423,735

	PIPELINES - 2.9%
400,000	Consolidated Natural Gas Co., 6.25%, 11/1/11		429,239

	TELECOMMUNICATIONS - 4.8%
587,000	AT&T, Inc., 5.30%, 11/15/10		611,456
100,000	Verizon Communications, Inc., 5.35%, 2/15/11		104,878
			716,334

	TRANSPORTATION - 1.1%
138,000	FedEx Corp., 8.00%, 1/15/19		162,655

	TOTAL CORPORATE BONDS AND NOTES (Cost - $8,787,270)		9,276,143
Shares
	SHORT-TERM INVESTMENTS - 0.9%
130,561	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $130,561)		130,561
Principal
	COLLATERAL FOR SECURITIES LOANED - 10.2%
$1,516,564	Morgan Stanley & Co., Repurchase agreement to yield 0.21%, 9/1/09 with a maturity
	value of $1,516,573 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,516,564)		1,516,564

	TOTAL INVESTMENTS - 108.8% (Cost - $15,389,618) (a)		$ 16,199,814

	OTHER LIABILITIES AND ASSETS - (8.8)%		(1,297,084)

	TOTAL NET ASSETS - 100%		$ 14,902,730

	Percentages indicated are based on net assets of $14,902,730

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,389,618 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 815,483
		Unrealized depreciation:	(5,287)
		Net unrealized appreciation:	$ 810,196

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2009

Principal			Value
	MUNICIPAL BONDS - 97.0%
	ALASKA - 5.5%
	Education - 5.5%
$ 150,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20		$ 165,185

	CALIFORNIA - 9.5%
	Education - 4.8%
125,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA		144,630
	General Obligation - 3.4%
100,000	State of California, Variable Purpose, 5.00%, 3/1/21		103,646
	Housing - 1.3%
40,000	State Housing Financing Agency Revenue, Series A, Class I, 5.30%, 8/1/18, FHA		39,578
			287,854

	COLORADO - 3.5%
	Public Facilities - 3.5%
100,000	Denver, CO City & County Excise Tax Revenue, 5.50%, 9/1/17, FSA		107,229

	DISTRICT OF COLUMBIA - 3.1%
	Public Facilities - 3.1%
100,000	Washington D.C. Convention Center Authority, Series A, 4.50%, 10/1/30, AMBAC		92,418

	FLORIDA - 2.8%
	Education - 2.8%
75,000	Florida State Board of Education, 5.00%, 1/1/18		84,875

	KENTUCKY - 6.4%
	Education - 6.4%
200,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23		194,118

	MAINE - 4.7%
	Education - 4.7%
140,000	University of Maine System Revenue, 4.50%, 3/1/26		143,218

	MISSOURI - 5.7%
	Education - 5.7%
150,000	Kirksville R-III School District, 5.00%, 3/1/20		171,088

	NEW JERSEY - 5.4%
	Housing - 5.4%
200,000	New Jersey Economic Development Authority, 5.35%, 2/1/38, MBIA		163,934

	NEW YORK - 5.2%
	General Obligation - 5.2%
150,000	City of New York, 5.00%, 8/1/23, FSA		156,780

	NORTH CAROLINA - 8.8%
	General Obligation - 3.6%
100,000	Mecklenburg County, Series B, 4.50%, 2/1/18		108,401
	Water/Sewer - 5.2%
150,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23		158,856
			267,257

	NORTH DAKOTA - 2.2%
	Housing - 2.2%
67,000	State Housing Financing Agency Revenue, Series C, 5.50%, 7/1/18		67,670

	OHIO - 3.1%
	Education - 3.1%
100,000	Marysville Exempt Village School District, 4.375%, 12/1/29, MBIA		92,448
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2009

Principal			Value
	PENNSYLVANIA - 5.2%
	General Obligation - 5.2%
$ 150,000	Philadelphia, 4.90%, 9/15/20, FSA		$ 158,441

	SOUTH DAKOTA - 3.9%
	General Obligation - 3.9%
100,000	Heartland Consumers Power District Electric, Revenue, 6.00%, 1/1/17, FSA		116,841

	TEXAS - 9.9%
	Education - 5.1%
150,000	State University System Revenue, 5.375%, 3/15/17, FSA		154,076
	Water/Sewer - 4.8%
150,000	State Water Assistance, Series A, 4.50%, 8/1/22		144,575
			298,651

	UTAH - 5.5%
	Education - 5.5%
150,000	State Board Regents Revenue, 5.25%, 12/1/14, AMBAC		166,716

	WISCONSIN - 6.6%
	Health/Hospital - 6.6%
200,000	State Health & Educational Facilities Authority, Revenue, 5.25%, 8/15/19, AMBAC		200,792

	TOTAL MUNICIPAL BONDS (Cost - $2,946,465)		2,935,515
Shares
	SHORT-TERM INVESTMENTS - 4.3%
130,843	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/09
	(Cost - $130,843)		130,843

	TOTAL INVESTMENTS - 101.3% (Cost - $3,077,308) (a)		$ 3,066,358

	OTHER LIABILITIES AND ASSETS - (1.3)%		(38,281)

	TOTAL NET ASSETS - 100%		$ 3,028,077

	Percentages indicated are based on net assets of $3,028,077

	AMBAC	Insured by AMBAC Indemnity Corporation
	FGIC	Insured by Financial Guaranty Insurance Corporation
	FHA	Federal Housing Administartion
	FSA	Insured by Federal Security Assurance
	MBIA	Insured by Municipal Bond Insurance Association

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,077,308 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 52,763
		Unrealized depreciation:	(63,713)
		Net unrealized depreciation:	$ (10,950)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2009

Principal		Value
	CORPORATE NOTES AND BONDS - 3.6%
	BANKS - 3.6%
$ 1,000,000	Bank of America
	To Yield 0.42188%, 2/5/10 +	$ 1,000,000

	TOTAL CORPORATE NOTES AND BONDS (Cost - $1,000,000)	1,000,000

	U.S. GOVERNMENT AGENCIES - 81.4%
	FEDERAL HOME LOAN BANK DISCOUNT NOTES - 26.3%
4,000,000	To Yield 0.230%, 9/1/09	4,000,000
474,000	To Yield 0.210%, 9/23/09	473,939
750,000	To Yield 0.210%, 9/30/09	749,873
2,000,000	To Yield 0.200%, 12/1/09	1,998,989
		7,222,801

	FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES - 46.2%
3,000,000	To Yield 0.200%, 9/2/09	2,999,983
2,000,000	To Yield 0.200%, 9/14/09	1,999,848
2,000,000	To Yield 0.250%, 10/13/09	1,999,416
3,700,000	To Yield 0.165%, 11/9/09	3,698,830
2,000,000	To Yield 0.190%, 12/15/09	1,998,892
		12,696,969

	FEDERAL NATIONAL MORTGAGE DISCOUNT NOTES - 8.9%
1,900,000	To Yield 0.210%, 9/23/09	1,899,756
546,000	To Yield 0.220%, 10/19/09	545,840
		2,445,596

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $22,365,366)	22,365,366

	REPURCHASE AGREEMENT - 14.9%
4,095,000	Bank of America, 0.20%, due 9/1/09 with a full maturity value of $4,095,091
	(Fully collateralized by U.S. government agencies and obligations)
	(Cost - $4,095,000)	4,095,000

	TOTAL INVESTMENTS - 99.9% (Cost - $27,460,366) (a)	$ 27,460,366

	OTHER ASSETS AND LIABILITIES - 0.1%	26,954

	TOTAL NET ASSETS - 100.0%	$ 27,487,320

	Percentages indicated are based on net assets of $27,487,320

+   Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified buyers.  At August 31, 2009, this security amounted to $1,000,000 or 3.6% of net assets.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2009

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 6)	$ 19,152,346	$ 24,173,723	$ 14,047,417	$ 8,054,998	$ 7,630,238	$ 20,126,550
Investments, at value (including collateral on
loaned securities) (Note 6)	$ 19,314,119	$ 27,417,793	$ 14,557,340	$ 9,247,631	$ 6,723,131	$ 19,243,987
Cash	7,320	$ -	$ -	$ -	$ 2,447
Receivable for securities sold	649,792	876,467	331,198	-	-	-
Interest and dividends receivable	21,364	21,118	11,882	8,241	31,288	64,858
Receivable for fund shares sold	850	867	17,996	367	376	157
Prepaid expenses and other assets	23,153	46,466	20,426	18,010	16,047	14,054
Total Assets	20,016,598	28,362,711	14,938,842	9,274,249	6,773,289	19,323,056

Liabilities:
Securities lending collateral	1,880,883	4,503,503	2,234,940	1,874,856	-	3,013,872
Payable for securities purchased	603,340	749,156	294,459	-	-	-
Custody fees payable	10,894	5,685	11,277	6,198	4,123	3,255
Payable to manager	9,529	12,702	7,773	4,094	4,231	17,270
Payable for fund shares redeemed	2,901	4,505	23,765	1,128	1,369	732
Compliance officer fees payable	1,326	2,800	2,391	831	1,598	2,157
Administration fees payable	7,919	1,141	-	4,342	5,115	2,655
Payable for distribution (12b-1) fees	-	3,244	936	273	332	-
Due to custodian	-	586	-	-	-	-
Accrued expenses and other liabilities	29,483	41,738	14,357	14,599	8,531	8,752
Total Liabilities	2,546,275	5,325,060	2,589,898	1,906,321	25,299	3,048,693

Net Assets	$ 17,470,323	$ 23,037,651	$ 12,348,944	$ 7,367,928	$ 6,747,990	$ 16,274,363

Net Assets:
Par value of shares of beneficial interest	$ 16,950	$ 18,850	$ 16,155	$ 11,851	$ 7,062	$ 11,663
Paid in capital	33,216,848	39,290,507	15,811,200	8,561,459	12,141,634	109,172,644
Undistributed net investment income (loss)	-	-	-	3,824	93,467	-
Accumulated net realized gain
(loss) on investments	(15,925,248)	(19,515,776)	(3,988,334)	(2,401,839)	(4,587,066)	(92,029,223)
Net unrealized appreciation
(depreciation) on investments	161,773	3,244,070	509,923	1,192,633	(907,107)	(880,721)
Net Assets	$ 17,470,323	$ 23,037,651	$ 12,348,944	$ 7,367,928	$ 6,747,990	$ 16,274,363

Net Asset Value Per Share
Class I
Net Assets	$ 16,544,641	$ 21,720,048	$ 9,594,250	$ 6,976,020	$ 6,410,499	$ 8,481,462
Shares of beneficial interest outstanding	1,596,857	1,766,829	1,241,363	1,106,314	668,100	595,233
Net asset value/offering price (a)	$ 10.36	$ 12.29	$ 7.73	$ 6.31	$ 9.60	$ 14.25

Class A
Net Assets	$ 44,634	$ 61,632	$ 2,324,668	$ 5,418	$ 16,939	$ 5,309,465
Shares of beneficial interest outstanding	4,340	5,078	312,629	872	1,764	381,304
Net asset value (a)	$ 10.28	$ 12.14	$ 7.44	$ 6.21	$ 9.60	$ 13.92
Offering price per share	$ 10.91	$ 12.88	$ 7.89	$ 6.59	$ 10.19	$ 14.77
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 134,579	$ 96,840	$ 118,522	$ 52,239	$ 30,704	$ 506,287
Shares of beneficial interest outstanding	14,313	8,741	16,927	10,589	3,467	38,801
Net asset value/offering price (b)	$ 9.40	$ 11.08	$ 7.00	$ 4.93	$ 8.86	$ 13.05

Class C
Net Assets	$ 746,469	$ 1,159,131	$ 311,504	$ 334,251	$ 289,848	$ 1,977,149
Shares of beneficial interest outstanding	79,483	104,393	44,614	67,339	32,858	150,955
Net asset value/offering price (b)	$ 9.39	$ 11.10	$ 6.98	$ 4.96	$ 8.82	$ 13.10

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any
	redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
	Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2009

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 6)	$ 11,684,642	$ 5,399,191	$ 1,432,677	$ 15,389,618	$ 3,077,308	$ 27,460,366
Investments, at value (including collateral on
loaned securities) (Note 6)	$ 14,499,943	$ 5,388,641	$ 1,484,502	$ 16,199,814	$ 3,066,358	$ 27,460,366
Cash	-	-	-	-	-	628
Receivable for securities sold	536,675	57,890	26,370	-	-	-
Receivable for fund shares sold	172	156	135	691	25	495
Interest and dividends receivable	7,681	4,465	2,571	225,800	37,532	339
Receivable from manager	-	-	-	-	-	15,642
Prepaid expenses and other assets	26,079	17,325	12,086	21,875	17,151	38,237
Total Assets	15,070,550	5,468,477	1,525,664	16,448,180	3,121,066	27,515,707

Liabilities:
Securities lending collateral	1,733,048	-	-	1,516,564	-	-
Payable for securities purchased	263,176	-	-	-	85,509	-
Payable for fund shares redeemed	807	71	60	3,605	-	23,908
Custody fees payable	12,726	4,753	4,923	3,711	1,233	3,317
Payable to manager	11,488	3,725	516	6,488	80	-
Payable for distribution (12b-1) fees	5,816	920	111	-	266	-
Compliance officer fees payable	216	2,090	1,095	-	-	1,160
Administration fees payable	-	1,643	765	-	-	-
Dividends payable	-	-	-	540	273	2
Accrued expenses and other liabilities	-	10,366	3,115	14,542	5,628	-
Total Liabilities	2,027,277	23,568	10,585	1,545,450	92,989	28,387

Net Assets	$ 13,043,273	$ 5,444,909	$ 1,515,079	$ 14,902,730	$ 3,028,077	$ 27,487,320

Net Assets:
Par value of shares of beneficial interest	$ 16,591	$ 5,247	$ 2,408	$ 14,686	$ 3,126	$ 275,047
Paid in capital	36,592,643	8,276,045	2,710,037	14,293,359	3,068,732	27,213,024
Undistributed net investment income (loss)	-	(570,007)	-	-	-	-
Accumulated net realized gain
(loss) on investments and options written	(26,381,262)	(2,255,826)	(1,248,934)	(215,511)	(32,831)	(751)
Net unrealized appreciation
(depreciation) on investments and options	2,815,301	(10,550)	51,568	810,196	(10,950)	-
Net Assets	$ 13,043,273	$ 5,444,909	$ 1,515,079	$ 14,902,730	$ 3,028,077	$ 27,487,320

Net Asset Value Per Share
Class I
Net Assets	$ 6,507,085	$ 3,090,153	$ 1,123,607	$ 14,135,473	$ 2,512,175	$ 26,827,202
Shares of beneficial interest outstanding	812,635	288,198	176,717	1,393,135	259,439	26,845,108
Net asset value/offering price (a)	$ 8.01	$ 10.72	$ 6.36	$ 10.15	$ 9.68	$ 1.00

Class A
Net Assets	$ 5,735,956	$ 2,023,875	$ 345,717	$ 54,130	$ 44,072	$ 82,113
Shares of beneficial interest outstanding	735,650	199,091	56,132	5,330	4,548	82,117
Net asset value (a)	$ 7.80	$ 10.17	$ 6.16	$ 10.16	$ 9.69	$ 1.00
Offering price per share	$ 8.28	$ 10.79	$ 6.54	$ 10.78	$ 10.28	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 339,781	$ 159,115	$ 11,241	$ 21,627	$ 57,360	$ 106,145
Shares of beneficial interest outstanding	47,391	17,915	1,960	2,129	5,898	106,061
Net asset value/offering price (b)	$ 7.17	$ 8.88	$ 5.73	$ 10.16	$ 9.72	$ 1.00

Class C
Net Assets	$ 460,451	$ 171,766	$ 34,514	$ 691,500	$ 414,470	$ 471,860
Shares of beneficial interest outstanding	63,420	19,478	6,028	68,053	42,693	471,379
Net asset value/offering price (b)	$ 7.26	$ 8.82	$ 5.73	$ 10.16	$ 9.71	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2009

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 9,099	$ 1,657	$ 989	$ 1,965	$ 502	$ 992
Dividend income	213,816	161,299	197,588	170,299	231,220	218,920
Securities lending income	5,023	856	1,554	2,229	-	419
Other income	43,404	8,345	837	1,403	5,370	2,055
Less: Foreign withholding taxes	(356)	-	(29)	-	(15,555)	(4,639)
Total Investment Income	270,986	172,157	200,939	175,896	221,537	217,747

Operating Expenses:
Management fees	101,366	141,766	83,150	50,221	44,650	190,327
Distribution (12b-1) fees:
Class A Shares	110	166	8,126	24	70	20,190
Class B Shares	1,442	1,045	1,521	572	309	8,990
Class C Shares	6,810	11,683	3,099	3,135	2,941	18,078
Administration fees	112,970	129,056	68,454	57,339	40,392	103,970
Professional fees	40,243	66,353	30,274	19,432	3,475	34,089
Registration fees	27,221	20,192	18,312	12,586	11,607	18,030
Trustees' fees	9,038	14,204	4,870	5,261	2,337	10,942
Printing and postage expense	8,794	14,357	9,436	9,067	6,294	17,477
Custodian fees	5,752	14,402	34,683	11,446	9,978	-
Compliance officer fees	3,048	13,036	7,586	3,222	-	7,080
Miscellaneous expenses	3,000	2,214	2,456	4,059	2,245	4,033
Total Operating Expenses	319,794	428,474	271,967	176,364	124,298	433,206
Less: Expenses waived and / or
reimbursed	-	-	-	-	-	-
Expense Recapture	-	-	-	-	-	1,244
Net Operating Expenses	319,794	428,474	271,967	176,364	124,298	434,450

Net Investment Income (Loss)	(48,808)	(256,317)	(71,028)	(468)	97,239	(216,703)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(4,895,365)	(9,641,169)	(3,489,912)	(2,311,843)	(2,389,564)	(894,995)
Foreign currency transactions	-	-	(5)	-	(11)	-
Net realized gain (loss)	(4,895,365)	(9,641,169)	(3,489,917)	(2,311,843)	(2,389,575)	(894,995)

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	538,331	(188,575)	536,601	(459,393)	296,996	287,362
Net Realized and Unrealized
Gain (Loss) on Investments	(4,357,034)	(9,829,744)	(2,953,316)	(2,771,236)	(2,092,579)	(607,633)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (4,405,842)	$ (10,086,061)	$ (3,024,344)	$ (2,771,704)	$ (1,995,340)	$ (824,336)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2009

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 1,230	$ 949	$ 356	$ 661,784	$ 138,484	$ 219,779
Dividend income	50,406	92,495	32,399	-	-	-
Securities lending income	1,688	-	-	1,701	-	-
Other income	3,401	1,080	235	-	1,186	-
Less: Foreign withholding taxes	(584)	(4,769)	(404)	-	-	-
Total Investment Income	56,141	89,755	32,586	663,485	139,670	219,779

Operating Expenses:
Management fees	139,943	65,910	17,809	81,511	17,737	133,588
Distribution (12b-1) fees:
Class A Shares	20,236	8,679	1,590	235	146	371
Class B Shares	4,243	4,033	413	459	544	1,131
Class C Shares	4,042	1,212	338	6,634	3,591	5,221
Administration fees	87,474	34,338	5,193	88,161	22,163	132,927
Custodian fees	36,119	9,889	9,811	5,685	108	7,213
Registration fees	34,880	18,064	18,256	12,760	5,107	3,151
Professional fees	31,788	13,418	1,758	35,537	7,558	39,967
Printing and postage expense	19,666	4,421	3,994	10,208	1,679	18,388
Trustees' fees	6,086	752	-	9,368	1,875	18,674
Compliance officer fees	5,394	4,689	-	5,105	1,263	13,746
Treasury insurance expense	-	-	-	-	-	24,821
Miscellaneous expenses	11,207	4,793	2,040	1,432	3,581	4,411
Total Operating Expenses	401,078	170,198	61,202	257,095	65,352	403,609
Less: Expenses waived and / or
reimbursed	(57,792)	(9,967)	(19,533)	-	(3,536)	(208,456)
Net Operating Expenses	343,286	160,231	41,669	257,095	61,816	195,153

Net Investment Income (Loss)	(287,145)	(70,476)	(9,083)	406,390	77,854	24,626

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(2,556,043)	(2,814,010)	(1,010,832)	(156,933)	(32,831)	-
Foreign currency transactions	53	(1,148)	(645)	-	-	-
Net realized gain (loss)	(2,555,990)	(2,815,158)	(1,011,477)	(156,933)	(32,831)	-

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	553,877	(871,288)	362,872	549,239	(3,039)	-
Net Realized and Unrealized
Gain (Loss) on Investments	(2,002,113)	(3,686,446)	(648,605)	392,306	(35,870)	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (2,289,258)	$ (3,756,922)	$ (657,688)	$ 798,696	$ 41,984	$ 24,626

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

		Large Capitalization Value			Large Capitalization Growth			Mid Capitalization
		Portfolio			Portfolio			Portfolio

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008
Operations:
Net investment income (loss)	$ (48,808)		$ 361,815	$ (256,317)		$ 61,241	$ (71,028)		$ (78,847)
Net realized gain (loss) on investments	(4,895,365)		(9,244,459)	(9,641,169)		2,941,617	(3,489,917)		558,054
Net change in unrealized appreciation
(depreciation) on investments	538,331		(2,610,186)	(188,575)		(3,684,930)	536,601		(1,151,658)
Net increase (decrease) in net assets
resulting from operations	(4,405,842)		(11,492,830)	(10,086,061)		(682,072)	(3,024,344)		(672,451)

Distributions to Shareholders:
Net Realized Gains:
Class I	-		(4,023,301)	-		-	-		(892,728)
Class A	-		(3,488)	-		-	-		(251,728)
Class B	-		(119,097)	-		-	-		(120,158)
Class C	-		(187,580)	-		-	-		(47,838)
Net Investment Income:
Class I	(354,282)		(274,883)	(62,832)		-	-		-
Class A	(1,034)		(119)	(127)		-	-		-
Class B	(3,517)		-	-		-	-		-
Class C	(16,274)		-	(41)		-	-		-
Total Dividends and Distributions
to Shareholders	(375,107)		(4,608,468)	(63,000)		-	-		(1,312,452)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,044,261		3,879,770	3,401,909		13,796,790	1,620,384		4,315,884
Class A	91,835		-	120,856		61,472	48,007		24,219
Class B	-		1,198	-		8,489	4,163		4,715
Class C	74,297		195,330	78,004		328,609	40,221		35,379
Reinvestment of dividends
and distributions
Class I	347,418		4,221,873	61,413		-	-		886,601
Class A	977		2,894	114		-	-		245,325
Class B	3,516		114,433	-		-	-		116,934
Class C	16,188		186,494	41		-	-		47,198
Cost of shares redeemed
Class I	(3,371,878)		(9,877,287)	(5,465,678)		(15,776,264)	(2,666,225)		(2,492,360)
Class A	(71,760)		(1,779)	(94,326)		(26,423)	(139,433)		(544,928)
Class B	(82,561)		(609,750)	(26,900)		(27,997)	(201,318)		(1,198,870)
Class C	(130,044)		(442,270)	(211,725)		(391,051)	(117,337)		(123,618)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,077,751)		(2,329,094)	(2,136,292)		(2,026,375)	(1,411,538)		1,316,479

Total Increase (Decrease) in Net Assets	(5,858,700)		(18,430,392)	(12,285,353)		(2,708,447)	(4,435,882)		(668,424)

Net Assets:
Beginning of year	23,329,023		41,759,415	35,323,004		38,031,451	16,784,826		17,453,250
End of year*	$ 17,470,323		$ 23,329,023	$ 23,037,651		$ 35,323,004	$ 12,348,944		$ 16,784,826
* Includes undistributed net investment
income (loss) at end of year	$ -		$ 300,575	$ -		$ 61,241	$ -		$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		Small Capitalization			International Equity			Health & Biotechnology
		Portfolio			Portfolio			Portfolio

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008
Operations:
Net investment income (loss)	$ (468)		$ 25,550	$ 97,239		$ 122,214	$ (216,703)		$ (371,447)
Net realized gain (loss) on investments
and foreign currency transactions	(2,311,843)		956,269	(2,389,575)		621,274	(894,995)		496,856
Net change in unrealized appreciation
(depreciation) on investments	(459,393)		(1,471,971)	296,996		(2,735,867)	287,362		(868,113)
Net increase (decrease) in net assets
resulting from operations	(2,771,704)		(490,152)	(1,995,340)		(1,992,379)	(824,336)		(742,704)

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,013,474)		(3,018,335)	-		-	-		-
Class A	(2,648)		(159)	-		-	-		-
Class B	(9,467)		(61,808)	-		-	-		-
Class C	(51,776)		(137,396)	-		-	-		-
Net Investment Income:
Class I	(4,002)		(14,329)	(118,258)		(135,899)	-		-
Class A	-		-	(168)		(879)	-		-
Class B	-		-	(587)		-	-		-
Class C	-		-	(5,988)		(223)	-		-
Total Dividends and Distributions
to Shareholders	(1,081,367)		(3,232,027)	(125,001)		(137,001)	-		-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,965,668		1,380,032	861,710		1,474,769	2,367,388		7,252,547
Class A	20,153		1,037	7,358		61,088	55,342		269,812
Class B	704		25	-		-	-		12,541
Class C	59,617		21,833	11,181		33,283	19,236		43,222
Reinvestment of dividends
and distributions
Class I	944,244		3,004,028	116,209		133,719	-		-
Class A	2,648		158	168		106	-		-
Class B	9,467		49,456	587		-	-		-
Class C	47,288		128,066	5,402		205	-		-
Cost of shares redeemed
Class I	(3,383,679)		(4,692,397)	(1,480,656)		(4,852,067)	(1,933,481)		(1,310,809)
Class A	(16,633)		(243)	(40,103)		(21,030)	(1,101,467)		(1,773,531)
Class B	(29,973)		(131,556)	(9,153)		(56,910)	(1,699,800)		(8,122,976)
Class C	(57,659)		(178,967)	(103,502)		(144,925)	(318,235)		(516,466)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(438,155)		(418,528)	(630,799)		(3,371,762)	(2,611,017)		(4,145,660)

Total Increase (Decrease) in Net Assets	(4,291,226)		(4,140,707)	(2,751,140)		(5,501,142)	(3,435,353)		(4,888,364)

Net Assets:
Beginning of year	11,659,154		15,799,861	9,499,130		15,000,272	19,709,716		24,598,080
End of year*	$ 7,367,928		$ 11,659,154	$ 6,747,990		$ 9,499,130	$ 16,274,363		$ 19,709,716
* Includes undistributed net investment
income (loss) at end of year	$ 3,824		$ 7,311	$ 93,467		$ 121,229	$ -		$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		Technology & Communications			Energy & Basic Materials			Financial Services
		Portfolio			Portfolio			Portfolio

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008
Operations:
Net investment income (loss)	$ (287,145)		$ (389,004)	$ (70,476)		$ (216,373)	$ (9,083)		$ (4,455)
Net realized gain (loss) on investments
and foreign currency transactions	(2,555,990)		1,799,115	(2,815,158)		2,024,627	(1,011,477)		(186,511)
Net change in unrealized appreciation
(depreciation) on investments	553,877		(3,360,221)	(871,288)		(524,124)	362,872		(450,605)
Net increase (decrease) in net assets
resulting from operations	(2,289,258)		(1,950,110)	(3,756,922)		1,284,130	(657,688)		(641,571)

Distributions to Shareholders:
Net Realized Gains:
Class I	-		-	(793,992)		(987,315)	-		(138,846)
Class A	-		-	(746,941)		(2,404,007)	-		(51,190)
Class B	-		-	(209,405)		(720,950)	-		(53,698)
Class C	-		-	(33,263)		(61,006)	-		(7,944)
Net Investment Income:
Class I	-		-	-		-	-		-
Class A	-		-	-		-	-		-
Class B	-		-	-		-	-		-
Class C	-		-	-		-	-		-
Total Dividends and Distributions
to Shareholders	-		-	(1,783,601)		(4,173,278)	-		(251,678)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,181,701		6,058,451	1,132,975		2,317,821	347,520		882,560
Class A	101,015		1,966,709	119,685		2,176,408	1,369		632,544
Class B	-		61,744	37,174		6,091	-		-
Class C	21,385		156,786	74,375		55,299	2,832		23,999
Reinvestment of dividends
and distributions
Class I	-		-	776,862		974,154	-		137,482
Class A	-		-	671,829		2,235,788	-		47,679
Class B	-		-	201,778		675,155	-		52,534
Class C	-		-	33,264		56,836	-		7,944
Cost of shares redeemed
Class I	(1,080,773)		(1,986,984)	(602,631)		(1,792,245)	(300,449)		(584,615)
Class A	(826,137)		(2,759,861)	(1,184,915)		(4,137,716)	(241,127)		(441,315)
Class B	(447,126)		(5,370,617)	(654,213)		(1,398,338)	(117,863)		(322,212)
Class C	(65,126)		(230,515)	(20,303)		(72,336)	(11,629)		(55,704)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,115,061)		(2,104,287)	585,880		1,096,917	(319,347)		380,896

Total Increase (Decrease) in Net Assets	(3,404,319)		(4,054,397)	(4,954,643)		(1,792,231)	(977,035)		(512,353)

Net Assets:
Beginning of year	16,447,592		20,501,989	10,399,552		12,191,783	2,492,114		3,004,467
End of year*	$ 13,043,273		$ 16,447,592	$ 5,444,909		$ 10,399,552	$ 1,515,079		$ 2,492,114
* Includes undistributed net investment
income (loss) at end of year	$ -		$ -	$ -		$ -	$ -		$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		Investment Quality Bond			Municipal Bond			U.S. Government Money Market
		Portfolio			Portfolio			Portfolio

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008	August 31, 2009		August 31, 2008
Operations:
Net investment income (loss)	$ 406,390		$ 532,988	$ 77,854		$ 128,795	$ 24,626		$ 399,564
Net realized gain (loss) on investments	(156,933)		(7,839)	(32,831)		30,467	-		-
Net change in unrealized appreciation
(depreciation) on investments	549,239		234,650	(3,039)		(20,553)	-		-
Net increase (decrease) in net assets
resulting from operations	798,696		759,799	41,984		138,709	24,626		399,564

Distributions to Shareholders:
Net Realized Gains:
Class I	-		-	(27,387)		(24,075)	-		-
Class A	-		-	(466)		-	-		-
Class B	-		-	(583)		(331)	-		-
Class C	-		-	(3,645)		(2,025)	-		-
Net Investment Income:
Class I	(397,250)		(505,867)	(72,715)		(118,836)	(28,960)		(379,757)
Class A	(1,407)		(1,639)	(762)		(16)	(53)		(870)
Class B	(786)		(2,326)	(846)		(1,208)	(126)		(4,115)
Class C	(11,946)		(18,380)	(5,531)		(7,459)	(478)		(10,030)
Total Dividends and Distributions
to Shareholders	(411,389)		(528,212)	(111,935)		(153,950)	(29,617)		(394,772)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,673,570		2,568,120	1,124,161		704,528	19,999,514		22,533,929
Class A	38,257		291	40,103		748	111,006		8,662
Class B	358		3,575	2,213		-	-		100,932
Class C	120,037		70,824	76,664		24,361	283,836		217,554
Reinvestment of dividends
and distributions
Class I	389,923		496,371	96,134		135,264	28,807		377,322
Class A	1,088		1,204	1,204		-	25		339
Class B	791		2,336	1,429		1,540	121		3,913
Class C	11,615		18,193	9,176		9,485	477		10,028
Cost of shares redeemed
Class I	(3,646,741)		(3,836,970)	(1,711,855)		(1,933,082)	(19,797,679)		(12,341,418)
Class A	(38,124)		(601)	-		-	(73,192)		(4,161)
Class B	(47,335)		(38,020)	(1)		(1,867)	(15,063)		(125,352)
Class C	(124,572)		(146,299)	(7,442)		(10,600)	(244,097)		(259,913)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	378,867		(860,976)	(368,214)		(1,069,623)	293,755		10,521,835

Total Increase (Decrease) in Net Assets	766,174		(629,389)	(438,165)		(1,084,864)	288,764		10,526,627

Net Assets:
Beginning of year	14,136,556		14,765,945	3,466,242		4,551,106	27,198,556		16,671,929
End of year*	$ 14,902,730		$ 14,136,556	$ 3,028,077		$ 3,466,242	$ 27,487,320		$ 27,198,556
* Includes undistributed net investment
income (loss) at end of year	$ -		$ 4,776	$ -		$ 853	$ -		$ 4,792

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2009

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital, LLC serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a)

Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2009 (Continued)

     The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of August 31, 2009 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	17,397,569	-	-	17,397,569
Money Market Funds	35,667	-	-	35,667
Collateral for Securities Loaned	1,880,883	-	-	1,880,883
Total	19,314,119	-	-	19,314,119

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	22,914,290	-	-	22,914,290
Money Market Funds	-	-	-	-
Collateral for Securities Loaned	4,503,503	-	-	4,503,503
Total	27,417,793	-	-	27,417,793

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	12,279,080	-	-	12,279,080
Money Market Funds	43,320	-	-	43,320
Collateral for Securities Loaned	2,234,940	-	-	2,234,940
Total	14,557,340	-	-	14,557,340

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	7,241,206	-	-	7,241,206
Money Market Funds	131,569	-	-	131,569
Collateral for Securities Loaned	1,874,856	-	-	1,874,856
Total	9,247,631	-	-	9,247,631

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	6,560,441	-	-	6,560,441
Money Market Funds	162,690	-	-	162,690
Total	6,723,131	-	-	6,723,131

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	16,090,316	-	-	16,090,316
Money Market Funds	139,799	-	-	139,799
Collateral for Securities Loaned	3,013,872	-	-	3,013,872
Total	19,243,987	-	-	19,243,987

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	12,536,751	-	-	12,536,751
Money Market Funds	230,144	-	-	230,144
Collateral for Securities Loaned	1,733,048	-	-	1,733,048
Total	14,499,943	-	-	14,499,943

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2009 (Continued)

  The following tables summarize the inputs used as of August 31, 2009 for the Portfolio’s assets and liabilities measured at fair value:

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	5,226,890	-	-	5,226,890
Money Market Funds	161,751	-	-	161,751
Total	5,388,641	-	-	5,388,641

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	1,473,238	-	-	1,473,238
Money Market Funds	11,264	-	-	11,264
Total	1,484,502	-	-	1,484,502

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	14,552,689	-	14,552,689
Money Market Funds	130,561	-	-	130,561
Collateral for Securities Loaned	1,516,564	-	-	1,516,564
Total	1,647,125	14,552,689	-	16,199,814

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	2,935,515	-	2,935,515
Money Market Funds	130,843	-	-	130,843
Total	130,843	2,935,515	-	3,066,358

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	23,365,366	-	23,365,366
Money Market Funds	-	-	-	-
Repurchase Agreement	-	4,095,000	-	4,095,000
Total	-	27,460,366	-	27,460,366

The Portfolios did not hold any Level 3 securities during the period.

The Portfolios adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”).  FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period.

New Accounting Pronouncements - In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM” and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Portfolios financial statements.

(b) Federal Income Tax

     It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Assets	2010	2011	2012	2014	2015	2016	2017	Total
Large Capitalization Value	$-	$-	$-	$-	$-	$-	$11,999,759	$11,999,759
Large Capitalization Growth	-	9,654,252	-	-	-	-	4,861,482	14,515,734
Mid Capitalization	-	-	-	-	-	-	2,109,887	2,109,887
Small Capitalization	-	-	-	-	-	-	1,302,816	1,302,816
International Equity	-	2,172,690	-	-	-	-	405,567	2,578,257
Health & Biotechnology	45,692,720	43,129,921	-	677,231	-	-	-	89,499,872
Technology & Communications	22,516,089	771,148	-	-	-	-	1,136,075	24,423,312
Energy & Basic Materials	-	-	-	-	-	-	1,453,560	1,453,560
Financial Services	-	-	-	-	-	-	691,022	691,022
Investment Quality Bond	-	-	-	-	48,048	10,703	63,590	122,341
Municipal Bond	-	-	-	-	-	-	-	-
U.S. Government Money Market	-	-	751	-	-	-	-	751

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2009 (Continued)

     On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns.   These positions must meet a “more-likely-than-not” that, based on technical merits, has a more than 50% likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the portfolio must presume the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.   Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.

     FIN 48 requires the Portfolios to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions.   Open tax years are those that are open for exam by authorities.   The major tax authority for the Portfolios is the Internal Revenue Service.   At August 31, 2009, three previous tax years are open: August 31, 2006 – August 31, 2008.   The Portfolios have no examinations in progress.   The Portfolios reviewed the year ended August 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Portfolios’ financial position or results of operations.   There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008.   The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.   FIN 48 was adopted by the Portfolios on August 31, 2007.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.

These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2009 (Continued)

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the year ended August 31, 2009, the Manager waived $57,792 for Technology & Communications, $9,967 for Energy & Basic Materials, $19,533 for Financial Services, $3,536 for Municipal Bond, and $208,456 for U.S. Government Money Market.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected were $86,246 for the year ended August 31, 2009.  The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”)(formerly Fund Compliance Services, LLC), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2009, the Trust incurred expenses of $64,169 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended August 31, 2009, the Trust paid GemCom $118,407 for EDGAR and printing services performed.

Certain officers of GFS and NLCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2009, the Distributor waived $6,723 in fees for the U.S. Government Money Market Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the year ended August 31, 2009, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC's
	Class A	Class C
Large Capitalization Value	$-	$180
Large Capitalization Growth	-	115
Mid Capitalization	-	2
Small Capitalization	-	2
International Equity	-	3
Health & Biotechnology	19	2
Technology & Communications	35	1
Energy & Basic Materials	-	-
Financial Services	-	-
Investment Quality Bond	-	4
Municipal Bond	-	-
U.S. Government Money Market	-	3

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2009 for each portfolio were:  3.00%, 3.60%, 3.60% and 2.60% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 3.30%, 3.90%, 3.90% and 2.90% for Class A, B, C and I shares, respectively, of International Equity; 2.30%, 2.90%, 2.90% and 1.90% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75%, 2.75% and 1.75% for Class A, B, C and I

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2009 (Continued)

shares respectively, of U.S. Government Money Market; 3.40%, 4.00%, 4.00% and 3.00% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  The annual expense caps in effect at August 31, 2008 for each portfolio were:  2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the year ended August 31, 2009, the Manager recaptured fees of $1,244 for Health & Biotechnology.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the year ended August 31, 2009, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $43,404; Large Capitalization Growth, $8,345; Mid Capitalization, $837; Small Capitalization, $1,403; International Equity, $5,370; Health & Biotechnology, $2,055; Technology & Communications, $3,401; Energy & Basic Materials, $1,080; Financial Services, $235; and Municipal Bond $1,186.

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$11,858,521	$12,648,584
Large Capitalization Growth	44,823,533	47,369,647
Mid Capitalization	9,907,302	11,293,828
Small Capitalization	5,830,124	7,123,468
International Equity	3,155,041	3,842,287
Health & Biotechnology	4,111,178	5,928,372
Technology & Communications	31,136,414	32,514,080
Energy & Basic Materials	6,917,720	8,191,024
Financial Services	1,286,246	1,574,814
Investment Quality Bond	6,987,686	6,357,638
Municipal Bond	770,808	910,106
	-	-

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2009 (Continued)

4.

AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share.  For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
	August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008
Large Capitalization Value
Issued	230,431	238,449	11,574	-
Redeemed	(370,890)	(556,550)	(8,890)	(81)
Reinvested from Dividends	44,252	244,888	125	168
Net Increase (Decrease) in Shares	(96,207)	(73,213)	2,809	87
Large Capitalization Growth
Issued	309,222	695,293	10,590	3,278
Redeemed	(478,291)	(844,706)	(8,200)	(1,495)
Reinvested from Dividends	6,123	-	12	-
Net Increase (Decrease) in Shares	(162,946)	(149,413)	2,402	1,783
Mid Capitalization
Issued	246,157	458,341	7,930	2,709
Redeemed	(401,306)	(266,980)	(22,678)	(56,772)
Reinvested from Dividends	-	94,119	-	26,900
Net Increase (Decrease) in Shares	(155,149)	285,480	(14,748)	(27,163)
Small Capitalization
Issued	296,417	144,366	3,278	123
Redeemed	(593,532)	(476,309)	(3,103)	(20)
Reinvested from Dividends	175,510	330,840	499	18
Net Increase (Decrease) in Shares	(121,605)	(1,103)	674	121
International Equity
Issued	105,735	102,006	881	4,178
Redeemed	(178,302)	(343,442)	(5,089)	(1,489)
Reinvested from Dividends	15,191	8,986	22	7
Net Increase (Decrease) in Shares	(57,376)	(232,450)	(4,186)	2,696
Health & Biotechnology
Issued	195,045	518,808	4,759	18,821
Redeemed	(170,357)	(93,433)	(92,752)	(124,861)
Reinvested from Dividends	-	-	-	-
Net Increase (Decrease) in Shares	24,688	425,375	(87,993)	(106,040)
Technology & Communications
Issued	172,120	617,479	14,957	189,438
Redeemed	(164,917)	(206,072)	(128,755)	(291,228)
Reinvested from Dividends	-	-	-	-
Net Increase (Decrease) in Shares	7,203	411,407	(113,798)	(101,790)
Energy & Basic Materials
Issued	106,315	76,271	13,235	66,524
Redeemed	(54,483)	(59,689)	(86,701)	(150,533)
Reinvested from Dividends	94,165	35,041	85,692	82,684
Net Increase (Decrease) in Shares	145,997	51,623	12,226	(1,325)
Financial Services
Issued	61,288	88,130	275	66,762
Redeemed	(53,508)	(57,222)	(40,386)	(41,133)
Reinvested from Dividends	-	12,742	-	4,536
Net Increase (Decrease) in Shares	7,780	43,650	(40,111)	30,165
Investment Quality Bond
Issued	375,709	259,069	3,914	29
Redeemed	(370,978)	(386,334)	(3,836)	(60)
Reinvested from Dividends	39,619	45,184	111	108
Net Increase (Decrease) in Shares	44,350	(82,081)	189	77
Municipal Bond
Issued	120,433	70,459	4,345	74
Redeemed	(179,928)	(192,760)	-	-
Reinvested from Dividends	10,199	12,567	128	-
Net Increase (Decrease) in Shares	(49,296)	(109,734)	4,473	74
U.S. Government Money Market
Issued	19,999,514	22,532,013	111,006	8,662
Redeemed	(19,797,680)	(12,328,254)	(73,192)	(4,161)
Reinvested from Dividends	28,806	354,448	24	323
Net Increase (Decrease) in Shares	230,640	10,558,207	37,838	4,824

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2009 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008
	August 31, 2009	August 31, 2008	August 31, 2009	August 31, 2008
Large Capitalization Value
Issued	-	59	9,329	12,677
Redeemed	(10,221)	(39,349)	(16,379)	(26,085)
Reinvested from Dividends	490	7,206	2,261	11,751
Net Increase (Decrease) in Shares	(9,731)	(32,084)	(4,789)	(1,657)
Large Capitalization Growth
Issued	-	511	7,859	18,720
Redeemed	(2,639)	(1,641)	(20,873)	(22,666)
Reinvested from Dividends	-	-	4	-
Net Increase (Decrease) in Shares	(2,639)	(1,130)	(13,010)	(3,946)
Mid Capitalization
Issued	774	495	7,140	3,988
Redeemed	(30,763)	(141,203)	(20,202)	(14,579)
Reinvested from Dividends	-	13,487	-	5,456
Net Increase (Decrease) in Shares	(29,989)	(127,221)	(13,062)	(5,135)
Small Capitalization
Issued	155	2	11,201	2,702
Redeemed	(6,031)	(17,250)	(12,370)	(20,763)
Reinvested from Dividends	2,233	6,603	11,101	17,007
Net Increase (Decrease) in Shares	(3,643)	(10,645)	9,932	(1,054)
International Equity
Issued	-	-	1,456	2,394
Redeemed	(1,300)	(4,070)	(14,011)	(10,793)
Reinvested from Dividends	82	-	763	15
Net Increase (Decrease) in Shares	(1,218)	(4,070)	(11,792)	(8,384)
Health & Biotechnology
Issued	-	951	1,832	3,118
Redeemed	(150,409)	(620,033)	(29,170)	(38,203)
Reinvested from Dividends	-	-	-	-
Net Increase (Decrease) in Shares	(150,409)	(619,082)	(27,338)	(35,085)
Technology & Communications
Issued	-	6,729	3,790	16,682
Redeemed	(74,223)	(598,445)	(10,810)	(24,325)
Reinvested from Dividends	-	-	-	-
Net Increase (Decrease) in Shares	(74,223)	(591,716)	(7,020)	(7,643)
Energy & Basic Materials
Issued	1,766	213	8,941	2,144
Redeemed	(64,579)	(50,889)	(1,597)	(2,875)
Reinvested from Dividends	29,328	26,792	4,871	2,265
Net Increase (Decrease) in Shares	(33,485)	(23,884)	12,215	1,534
Financial Services
Issued	-	-	551	2,456
Redeemed	(20,730)	(34,961)	(2,293)	(5,380)
Reinvested from Dividends	-	5,306	-	803
Net Increase (Decrease) in Shares	(20,730)	(29,655)	(1,742)	(2,121)
Investment Quality Bond
Issued	36	366	12,143	7,166
Redeemed	(4,868)	(3,784)	(12,632)	(14,726)
Reinvested from Dividends	81	215	1,179	1,640
Net Increase (Decrease) in Shares	(4,751)	(3,203)	690	(5,920)
Municipal Bond
Issued	230	-	7,986	2,372
Redeemed	-	(185)	(772)	(1,047)
Reinvested from Dividends	151	141	974	866
Net Increase (Decrease) in Shares	381	(44)	8,188	2,191
U.S. Government Money Market
Issued	-	100,933	283,836	217,554
Redeemed	(15,063)	(125,352)	(244,097)	(259,913)
Reinvested from Dividends	121	3,809	478	9,644
Net Increase (Decrease) in Shares	(14,942)	(20,610)	40,217	(32,715)

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2009 (Continued)

5.   SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2009 the following portfolios loaned common stocks and received cash collateral for the loan.  This cash was invested in a Morgan Stanley & Co., Inc. Repurchase Agreement with a maturity of September 1, 2009.

	Market Value of	Market Value
Portfolio	Loaned Securities	Of Collateral
Large Capitalization Value	$ 1,824,586	$ 1,880,883
Large Capitalization Growth	4,317,210	4,503,503
Mid Capitalization	2,156,012	2,234,940
Small Capitalization	1,781,915	1,874,856
Health & Biotechnology	2,925,799	3,013,872
Technology & Communications	1,648,238	1,733,048
Investment Bond Quality	1,489,615	1,516,564

  At August 31, 2009, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	1.85%
Large Capitalization Growth	0.50%
Mid Capitalization	0.77%
Small Capitalization	1.27%
Health & Biotechnology	0.19%
Technology & Communications	3.01%
Investment Quality Bond	0.26%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2009 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$375,107	$-	$-	$375,107
Large Capitalization Growth	63,000	-	-	63,000
Mid Capitalization	-	-	-	-
Small Capitalization	4,002	-	1,077,365	1,081,367
International Equity	125,001	-	-	125,001
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	570,007	-	1,213,594	1,783,601
Financial Services	-	-	-	-
Investment Quality Bond	411,389	-	-	411,389
Municipal Bond	3,132	76,722	32,081	111,935
U.S. Government Money Market	29,617	-	-	29,617

    The tax character of dividends paid during the period ended August 31, 2009 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$275,002	$-	$4,333,466	$4,608,468
Large Capitalization Growth	-	-	-	-
Mid Capitalization	870,218	-	442,234	1,312,452
Small Capitalization	409,281	-	2,822,746	3,232,027
International Equity	137,001	-	-	137,001
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	4,173,278	4,173,278
Financial Services	6,301	-	245,377	251,678
Investment Quality Bond	528,212	-	-	528,212
Municipal Bond	10,751	126,900	16,299	153,950
U.S. Government Money Market	394,772	-	-	394,772

NOTES TO FINANCIAL STATEMENTS

    Year Ended August 31, 2009 (Continued)

    As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

			Increase (Decrease) in Accumulated
		Increase (Decrease) in	Net Realized Gain (Loss) on
	Increase (Decrease) in	Undistributed Net	Investments and Foreign
Portfolio	Paid in Capital	Investment Income (Loss)	Currency Transactions
Large Capitalization Value	$ (54,606)	$123,340	$ (68,734)
Large Capitalization Growth	(258,076)	258,076	-
Mid Capitalization	(505,608)	71,028	434,580
Small Capitalization	(7,473)	983	6,490
International Equity	-	-	-
Health & Biotechnology	(24,521,369)	216,703	24,304,666
Technology & Communications	(231,872,820)	287,145	231,585,675
Energy & Basic Materials	(74,148)	70,476	3,672
Financial Services	(10,064)	9,083	981
Investment Quality Bond	(396)	223	173
Municipal Bond	(3,374)	1,147	2,227
U.S. Government Money Market	(199)	199	-

Net assets were unaffected by the above reclassifications.

        As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

							Total
	Undistributed	Undistributed	Undistributed			Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Capital Loss	Post October	Appreciation	Earnings
Portfolio	Income	Income	Capital Gains	Carryforwards	Loss Deferrals	(Depreciation)	(Deficits)
Large Capitalization Value	$-	$-	$-	$(11,999,759)	$(3,382,707)	$(381,009)	$(15,763,475)
Large Capitalization Growth	-	-	-	(14,515,734)	(4,971,343)	3,215,371	(16,271,706)
Mid Capitalization (a)	-	-	-	(2,544,467)	(1,120,411)	186,467	(3,478,411)
Small Capitalization	-	-	-	(1,302,816)	(1,041,788)	1,139,222	(1,205,382)
International Equity	93,467	-	-	(2,578,257)	(1,863,516)	(1,052,400)	(5,400,706)
Health & Biotechnology (b)	-	-	-	(90,072,232)	(1,851,231)	(986,481)	(92,909,944)
Technology & Communications (c)	-	-	-	(24,813,608)	(1,412,507)	2,660,155	(23,565,960)
Energy & Basic Materials	-	-	-	(1,453,560)	(1,360,535)	(22,288)	(2,836,383)
Financial Services	-	-	-	(691,022)	(544,156)	37,812	(1,197,366)
Investment Quality Bond	-	-	-	(122,341)	(93,170)	810,196	594,685
Municipal Bond	-	-	-	-	(32,831)	(10,950)	(43,781)
U.S. Government Money Market	-	-	-	(751)	-	-	(751)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book/tax treatment of foreign currency gains and losses and short-term capital gains, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)  For the Mid Capitalization Portfolio, $434,580 of capital loss carryover related to the acquisition of the Orbitex Growth Fund is remaining to be recognized next year.  This amount is subject to an annual limitation of $434,580 under tax rules.

(b)  For the Health & Biotechnology Portfolio, $389,007 and $183,353 of capital loss carryover related to the acquisition of the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, is remaining to be recognized next year.  This amount is subject to annual limitations of $389,007 and $183,353 for the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, under tax rules.

(c)  For the Technology & Communications Portfolio, $390,297 of capital loss carryover related to the acquisition of the Orbitex Emerging Technology Fund is remaining to be recognized next year.  This amount is subject to annual limitations of $390,297 under tax rules.

7.   SUBSEQUENT EVENTS

Effective June 30, 2009, the Fund adopted FASB Statement of Financial Standards No. 165, “Subsequent Events” which had no impact on the Portfolio’s net assets or operations, but required disclosure in the Notes to Financial Statements at the date which subsequent events have been evaluated by management.  Management has evaluated subsequent events through October 30, 2009, the date the financial statements were issued.  At a Board of Trustees’ meeting held on October 29, 2009, the Trustees, including the Independent Trustees, unanimously voted to approve DePrince, Race & Zollo, Inc. as the new Adviser to the International Equity Portfolio, effective November 2, 2009.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

				February 14,
	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 12.94	$ 21.88	$ 20.10	$ 19.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	0.14	0.06	0.03
Net realized and unrealized gain (loss)	(2.39)	(6.43)	1.82	0.64
Total from investment operations	(2.45)	(6.29)	1.88	0.67
Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.09)	(0.10)	-
Distributions from realized gains	-	(2.56)	-	-
Total dividends and distributions	(0.21)	(2.65)	(0.10)	-

Net Asset Value, End of Year	$ 10.28	$ 12.94	$ 21.88	$ 20.10

Total Return*	(18.39)%	(31.76)%	9.33%	3.45%
Ratios and Supplemental Data:
Net assets, end of period	$ 44,634	$ 19,809	$ 31,586	$ 2,975
Ratio of net operating expenses to
average net assets (3)	2.42%	1.92%	1.83%	1.92%
Ratio of net investment income (loss) to
average net assets (3)	(0.68)%	0.86%	0.23%	0.30%
Portfolio Turnover Rate	82%	182%	66%	49%
	Large Cap Growth Portfolio - Class A Shares

				February 14,
	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 17.07	$ 17.17	$ 13.79	$ 16.46
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.17)	(0.11)	(0.23)	(0.12)
Net realized and unrealized gain (loss)	(4.74)	0.01	3.61	(2.55)
Total from investment operations	(4.91)	(0.10)	3.38	(2.67)
Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-	-
Distributions from realized gains	-	-	-	-
Total dividends and distributions	(0.02)	-	-	-

Net Asset Value, End of Year	$ 12.14	$ 17.07	$ 17.17	$ 13.79

Total Return*	(28.70)%	(0.58)%	24.51%	(16.22)%
Ratios and Supplemental Data:
Net assets, end of period	$ 61,632	$ 45,672	$ 15,332	$ 5,711
Ratio of net operating expenses to
average net assets (3)	2.31%	1.69%	1.93%	1.99%
Ratio of net investment income (loss) to
average net assets (3)	(1.50)%	(0.58)%	(1.47)%	(1.45)%
Portfolio Turnover Rate	200%	167%	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Small Cap Portfolio - Class A Shares

				February 14,
	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 8.96	$ 12.07	$ 13.03	$ 12.84
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(1.88)	(0.33)	1.58	0.24
Total from investment operations	(1.89)	(0.34)	1.55	0.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	(0.86)	(2.77)	(2.51)	-
Total dividends and distributions	(0.86)	(2.77)	(2.51)	-

Net Asset Value, End of Year	$ 6.21	$ 8.96	$ 12.07	$ 13.03

Total Return*	(19.45)%	(2.94)%	12.94%	1.48%
Ratios and Supplemental Data:
Net assets, end of period	$ 5,418	$ 1,776	$ 935	$ 2,944
Ratio of net operating expenses to
average net assets (3)	2.68%	2.09%	1.72%	2.25%
Ratio of net investment income (loss) to
average net assets (3)	(0.20)%	(0.15)%	(0.23)%	(0.67)%
Portfolio Turnover Rate	77%	58%	42%	35%
	International Equity Portfolio - Class A Shares

				February 14,
	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 12.22	$ 14.78	$ 13.01	$ 12.05
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	0.17	0.07	0.07
Net realized and unrealized gain (loss)	(2.49)	(2.58)	1.70	0.89
Total from investment operations	(2.48)	(2.41)	1.77	0.96
Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	-	-
Distributions from realized gains	-	-	-	-
Total dividends and distributions	(0.14)	(0.15)	-	-

Net Asset Value, End of Year	$ 9.60	$ 12.22	$ 14.78	$ 13.01

Total Return*	(20.01)%	(16.48)%	13.60%	7.97%
Ratios and Supplemental Data:
Net assets, end of period	$ 16,939	$ 72,722	$ 48,085	$ 7,885
Ratio of net operating expenses to
average net assets (3)	2.43%	2.31%	2.35%	2.31%
Ratio of net investment income (loss) to
average net assets (3)	0.07%	1.18%	(0.20)%	0.98%
Portfolio Turnover Rate	52%	70%	83%	69%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

					February 14,
	Year Ended		Year Ended	Year Ended	2006 (2) to
	August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 9.94		$ 10.00	$ 10.19	$ 10.22
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21		0.29	0.24	0.00	**
Net realized and unrealized gain (loss)	(0.14)		(0.11)	(0.18)	(0.03)
Total from investment operations	0.07		0.18	0.06	(0.03)
Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.18)	(0.24)	(0.00)	**
Distributions from realized gains	(0.11)		(0.06)	(0.01)	-
Total dividends and distributions	(0.32)		(0.24)	(0.25)	-

Net Asset Value, End of Year	$ 9.69		$ 9.94	$ 10.00	$ 10.19

Total Return*	0.76%		1.82%	(1.62)%	(0.29)%
Ratios and Supplemental Data:
Net assets, end of period	$ 44,072		$ 749	$ 10	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	2.25%		1.80%	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	2.05%		2.88%	2.80%	0.00%
Portfolio Turnover Rate	26%		3%	33%	19%
	U.S. Government Money Market Portfolio - Class A Shares

					February 14,
	Year Ended		Year Ended	Year Ended	2006 (2) to
	August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.02	0.04	0.00	**
Net realized and unrealized gain (loss)	-		-	-	-
Total from investment operations	0.00	**	0.02	0.04	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.02)	(0.04)	(0.00)	**
Distributions from realized gains	-		-	-	-
Total dividends and distributions	(0.00)	**	(0.02)	(0.04)	(0.00)	**

Net Asset Value, End of Year	$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return*	0.10%		2.07%	3.22%	0.00%
Ratios and Supplemental Data:
Net assets, end of period	$ 82,113		$ 44,283	$ 39,425	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	0.55%	(6)	1.25%	1.65%	1.65%
Ratio of net investment income (loss) to
average net assets (3)	0.05%		2.03%	4.07%	0.00%
Portfolio Turnover Rate	N/A		N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.32% for the year ended August 31, 2009; 2.34% for the year ended August 31, 2008; 1.80% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.70% for the year ended August 31, 2009; 1.71% for the year ended August 31, 2008; 1.78% for the year ended August 31, 2007; and 1.65% for the year ended August 31, 2006.

(6) During the year ended August 31, 2009, the U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.64%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Investment Quality Bond Portfolio - Class A Shares

					February 14,
	Year Ended	Year Ended		Year Ended	2006 (2) to
	August 31,	August 31,		August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Year	$ 9.90	$ 9.75		$ 9.68	$ 9.65
Income (Loss) from Investment Operations:
Net investment income (loss)	0.24	0.32		0.28	0.00	**
Net realized and unrealized gain (loss)	0.26	0.15		0.07	0.03
Total from investment operations	0.50	0.47		0.35	0.03
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.32)		(0.28)	(0.00)	**
Distributions from realized gains	-	-		-	-
Total dividends and distributions	(0.24)	(0.32)		(0.28)	-

Net Asset Value, End of Year	$ 10.16	$ 9.90		$ 9.75	$ 9.68

Total Return*	5.09%	4.88%		3.05%	0.31%
Ratios and Supplemental Data:
Net assets, end of period	$ 54,130	$ 50,908		$ 49,271	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	2.09%	1.80%	(4)	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	2.39%	3.26%		3.01%	0.00%
Portfolio Turnover Rate	45%	39%		49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.09% for the year ended August 31, 2009; 1.80% for the year ended August 31, 2008; 1.90% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.96	$ 10.12		$ 10.83	$ 12.82	$ 11.42
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.07)		(0.08)	(0.16)	(0.15)
Net realized and unrealized gain (loss)	(1.46)	(0.31)		1.88	0.02	2.93
Total from investment operations	(1.52)	(0.38)		1.80	(0.14)	2.78
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	(0.78)		(2.51)	(1.85)	(1.38)
Total dividends and distributions	-	(0.78)		(2.51)	(1.85)	(1.38)

Net Asset Value, End of Year	$ 7.44	$ 8.96		$ 10.12	$ 10.83	$ 12.82

Total Return*	(16.96)%	(3.91)%		18.64%	(1.24)%	24.97%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 2,325	$ 2,934		$ 3,589	$ 3,669	$ 25,305
Ratio of net operating expenses to
average net assets	2.76%	1.83%	(2)	2.04%	2.30%	2.29%
Ratio of net investment income (loss) to
average net assets	(0.94)%	(0.71)%		(0.79)%	(1.32)%	(1.19)%
Portfolio Turnover Rate	88%	89%		78%	130%	75%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.80% for the same period for the Mid Capitalization Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 14.10		$ 14.51		$ 13.27	$ 14.33	$ 12.50
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)		(0.22)		(0.22)	(0.28)	(0.18)
Net realized and unrealized gain (loss)	-		(0.19)		1.46	(0.78)	2.01
Total from investment operations	(0.18)		(0.41)		1.24	(1.06)	1.83
Dividends and Distributions:
Dividends from net investment income	-		-		-	-	-
Distributions from realized gains	-		-		-	-	-
Total dividends and distributions			-		-	-	-

Net Asset Value, End of Year	$ 13.92		$ 14.10		$ 14.51	$ 13.27	$ 14.33

Total Return*	(1.28)%		(2.83)%		9.34%	(7.40)%	14.64%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 5,309		$ 6,616		$ 8,352	$ 10,079	$ 15,160
Ratio of net operating expenses to
average net assets (3)	2.95%	(2)	2.70%	(2)	2.53%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(1.52)%		(1.57)%		(1.55)%	(2.00)%	(1.40)%
Portfolio Turnover Rate	27%		15%		25%	16%	111%

	Technology & Communications Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.88		$ 9.78		$ 7.37	$ 7.48	$ 5.70
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)		(0.19)		(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	(0.90)		(0.71)		2.59	0.07	1.91
Total from investment operations	(1.08)		(0.90)		2.41	(0.11)	1.78
Dividends and Distributions:
Dividends from net investment income	-		-		-	-	-
Distributions from realized gains			-		-	-	-
Total dividends and distributions	-		-		-	-	-

Net Asset Value, End of Year	$ 7.80		$ 8.88		$ 9.78	$ 7.37	$ 7.48

Total Return*	(12.16)%		(9.20)%		32.70%	(1.47)%	31.23%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 5,736		$ 7,545		$ 9,305	$ 8,964	$ 11,791
Ratio of net operating expenses to
average net assets (5)	3.22%		2.70%	(4)	2.62%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(2.72)%		(2.00)%		(2.13)%	(2.28)%	(1.85)%
Portfolio Turnover Rate	279%		314%		163%	99%	70%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.94% and 2.38% respectively for the same periods for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.95% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.53% for the year ended August 31, 2007; 2.78% for the year ended August 31, 2006; and 2.84% for the year ended August 31, 2005.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Technology & Communications Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.74% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.62% for the year ended August 31, 2007; 3.13% for the year ended August 31, 2006; and 3.10% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 26.81	$ 34.07		$ 29.50	$ 27.16	$ 17.95
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.50)		(0.53)	(0.45)	(0.34)
Net realized and unrealized gain (loss)	(10.95)	4.09		6.02	3.15	9.55
Total from investment operations	(11.11)	3.59		5.49	2.70	9.21
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(5.53)	(10.85)		(0.92)	(0.36)	-
Total dividends and distributions	(5.53)	(10.85)		(0.92)	(0.36)	-

Net Asset Value, End of Year	$ 10.17	$ 26.81		$ 34.07	$ 29.50	$ 27.16

Total Return*	(35.29)%	10.26%		19.04%	9.95%	51.31%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 2,024	$ 5,010		$ 6,419	$ 5,268	$ 2,817
Ratio of net operating expenses to
average net assets (3)	3.17%	2.70%	(2)	2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(1.44)	(1.64)%		(1.67)%	(1.48)%	(1.56)%
Portfolio Turnover Rate	130%	139%		87%	34%	65%

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.35	$ 11.86		$ 13.30	$ 12.54	$ 11.63
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)		(0.12)	(0.02)	(0.16)
Net realized and unrealized gain (loss)	(2.15)	(2.34)		0.91	1.65	1.76
Total from investment operations	(2.19)	(2.36)		0.79	1.63	1.60
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	(1.15)		(2.23)	(0.87)	(0.69)
Total dividends and distributions	-	(1.15)		(2.23)	(0.87)	(0.69)

Net Asset Value, End of Year	$ 6.16	$ 8.35		$ 11.86	$ 13.30	$ 12.54

Total Return*	(26.23)%	(21.89)%		4.71%	13.21%	13.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 346	$ 804		$ 784	$ 1,042	$ 1,073
Ratio of net operating expenses to
average net assets (4)	3.16%	2.70%		2.70%	2.70%	2.70%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(0.23)%		(0.89)%	(0.13)%	(1.32)%
Portfolio Turnover Rate	92%	87%		92%	159%	150%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Energy & Basic Materials Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC,  the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.37% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.71% for the year ended August 31, 2007; 2.81% for the year ended August 31, 2006; and 3.34% for the year ended August 31, 2005.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.56% for the year ended August 31, 2009; 3.70% for the year ended August 31, 2008; 3.82% for the year ended August 31, 2007; 3.77% for the year ended August 31, 2006; and 4.11% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 11.90	$ 20.37	$ 18.79	$ 17.19	$ 15.68
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.10)	0.01	(0.07)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(2.21)	(5.92)	1.71	1.69	1.65
Total from investment operations	(2.31)	(5.91)	1.64	1.60	1.51
Dividends and Distributions:
Dividends from net investment income	(0.19)	-	(0.06)	-	-
Distributions from realized gains	-	(2.56)	-	-	-
Total dividends and distributions	(0.19)	(2.56)	(0.06)	-	-

Net Asset Value, End of Year	$ 9.40	$ 11.90	$ 20.37	$ 18.79	$ 17.19

Total Return*	(18.93)%	(32.16)%	8.70%	9.31%	9.63%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 135	$ 286	$ 1,143	$ 2,123	$ 2,873
Ratio of net operating expenses to
average net assets	3.01%	2.58%	2.43%	2.52%	2.65%
Ratio of net investment income (loss) to
average net assets	(1.25)%	0.08%	(0.37)%	(0.49)%	(0.82)%
Portfolio Turnover Rate	82%	182%	66%	49%	71%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 15.63	$ 15.82	$ 12.79	$ 13.40	$ 11.20
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.12)	(0.30)	(0.29)	(0.25)
Net realized and unrealized gain (loss)	(4.33)	(0.07)	3.33	(0.32)	2.45
Total from investment operations	(4.55)	(0.19)	3.03	(0.61)	2.20
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 11.08	$ 15.63	$ 15.82	$ 12.79	$ 13.40

Total Return*	(29.11)%	(1.20)%	23.69%	(4.55)%	19.64%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 97	$ 178	$ 198	$ 313	$ 423
Ratio of net operating expenses to
average net assets	2.92%	2.28%	2.53%	2.59%	2.74%
Ratio of net investment income (loss) to
average net assets	(2.13)%	(0.73)%	(2.07)%	(2.04)%	(2.05)%
Portfolio Turnover Rate	200%	167%	104%	125%	147%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Mid Capitalization Portfolio - Class B Shares

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31,	August 31,	August 31,	August 31,	August 31,
2009(1)	2008(1)	2007(1)	2006(1)	2005(1)

Net Asset Value, Beginning of Year	$ 8.49	$ 9.69	$ 10.52	$ 12.55	$ 11.26
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.12)	(0.14)	(0.22)	(0.21)
Net realized and unrealized gain (loss)	(1.40)	(0.30)	1.82	0.04	2.88
Total from investment operations	(1.49)	(0.42)	1.68	(0.18)	2.67
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	(0.78)	(2.51)	(1.85)	(1.38)
Total dividends and distributions	-	(0.78)	(2.51)	(1.85)	(1.38)

Net Asset Value, End of Year	$ 7.00	$ 8.49	$ 9.69	$ 10.52	$ 12.55

Total Return*	(17.55)%	(4.53)%	17.97%	(1.61)%	24.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 119	$ 398	$ 1,687	$ 2,069	$ 3,075
Ratio of net operating expenses to
average net assets (3)	3.30%	2.51%	(2)	2.64%	3.00%	2.89%
Ratio of net investment income (loss) to
average net assets	(1.42)%	(1.36)%	(1.39)%	(1.98)%	(1.79)%
Portfolio Turnover Rate	88%	89%	78%	130%	75%

Small Cap Portfolio - Class B Shares

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31,	August 31,	August 31,	August 31,	August 31,
2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 7.42	$ 10.53	$ 11.73	$ 14.51	$ 12.22
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.07)	(0.10)	(0.19)	(0.23)
Net realized and unrealized gain (loss)	(1.59)	(0.27)	1.41	0.91	2.53
Total from investment operations	(1.63)	(0.34)	1.31	0.72	2.30
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.86)	(2.77)	(2.51)	(3.50)	(0.01)
Total dividends and distributions	(0.86)	(2.77)	(2.51)	(3.50)	(0.01)

Net Asset Value, End of Year	$ 4.93	$ 7.42	$ 10.53	$ 11.73	$ 14.51

Total Return*	(20.08)%	(3.47)%	12.21%	5.97%	18.86%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 52	$ 106	$ 262	$ 363	$ 432
Ratio of net operating expenses to
average net assets	3.23%	2.73%	2.32%	2.85%	2.85%
Ratio of net investment income (loss) to
average net assets	(0.96)%	(0.79)%	(0.86)%	(1.53)%	(1.68)%
Portfolio Turnover Rate	77%	58%	42%	35%	17%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio:  3.30% for the year ended August 31, 2009; 2.51% for the year ended August 31, 2008; 2.64% for the year ended August 31, 2007; 3.06% for the year ended August 31, 2006; and 2.89% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

International Equity Portfolio - Class B Shares

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31,	August 31,	August 31,	August 31,	August 31,
2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 11.37	$ 13.69	$ 12.14	$ 9.99	$ 8.33
Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	(0.04)	(0.01)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	(2.42)	(2.28)	1.56	2.23	1.70
Total from investment operations	(2.37)	(2.32)	1.55	2.15	1.66
Dividends and Distributions:
Dividends from net investment income	(0.14)	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.14)	-	-	-	-

Net Asset Value, End of Year	$ 8.86	$ 11.37	$ 13.69	$ 12.14	$ 9.99

Total Return*	(20.49)%	(16.95)%	12.77%	21.52%	19.93%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 31	$ 53	$ 120	$ 151	$ 150
Ratio of net operating expenses to
average net assets	3.05%	2.97%	2.82%	2.91%	3.00%
Ratio of net investment income (loss) to
average net assets	0.59%	(0.27)%	(0.40)%	(0.73)%	(0.43)%
Portfolio Turnover Rate	52%	70%	83%	69%	74%

Health & Biotechnology Portfolio - Class B Shares

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31,	August 31,	August 31,	August 31,	August 31,
2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 13.29	$ 13.81	$ 12.69	$ 13.80	$ 12.11
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.24)	(0.30)	(0.29)	(0.35)	(0.25)
Net realized and unrealized gain (loss)	-	(0.22)	1.41	(0.76)	1.94
Total from investment operations	(0.24)	(0.52)	1.12	(1.11)	1.69
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 13.05	$ 13.29	$ 13.81	$ 12.69	$ 13.80

Total Return*	(1.81)%	(3.77)%	8.83%	(8.04)%	13.95%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 506	$ 2,516	$ 11,159	$ 15,518	$ 23,626
Ratio of net operating expenses to
average net assets (3)	3.48%	(2)	3.30%	(2)	3.13%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.19)%	(2.26)%	(2.15)%	(2.60)%	(2.00)%
Portfolio Turnover Rate	27%	15%	25%	16%	111%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.46% and 3.08% respectively for the same periods for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.48% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; 3.38% for the year ended August 31, 2006; and 3.44% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.22	$ 9.20		$ 6.94	$ 7.09	$ 5.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.24)		(0.22)	(0.21)	(0.16)
Net realized and unrealized gain (loss)	(0.86)	(0.74)		2.48	0.06	1.82
Total from investment operations	(1.05)	(0.98)		2.26	(0.15)	1.66
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	-	-
Total dividends and distributions	-	-		-	-	-

Net Asset Value, End of Year	$ 7.17	$ 8.22		$ 9.20	$ 6.94	$ 7.09

Total Return*	(12.77)%	(10.65)%		32.56%	(2.12)%	30.57%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 340	$ 999		$ 6,562	$ 8,097	$ 10,953
Ratio of net operating expenses to
average net assets (3)	3.75%	3.30%	(2)	3.22%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(3.25)%	(2.64)%		(2.73)%	(2.88)%	(2.45)%
Portfolio Turnover Rate	279%	314%		163%	99%	70%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 24.87	$ 32.47		$ 28.20	$ 26.14	$ 17.38
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.20)	(0.64)		(0.67)	(0.60)	(0.45)
Net realized and unrealized gain (loss)	(10.29)	3.89		5.86	3.02	9.21
Total from investment operations	(10.49)	3.25		5.19	2.42	8.76
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(5.50)	(10.85)		(0.92)	(0.36)	-
Total dividends and distributions	(5.50)	(10.85)		(0.92)	(0.36)	-

Net Asset Value, End of Year	$ 8.88	$ 24.87		$ 32.47	$ 28.20	$ 26.14

Total Return*	(35.74)%	9.57%		18.85%	9.26%	50.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 159	$ 1,278		$ 2,444	$ 3,536	$ 3,922
Ratio of net operating expenses to
average net assets (5)	3.69%	3.30%	(4)	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(1.85)%	(2.23)%		(2.27)%	(2.10)%	(2.15)%
Portfolio Turnover Rate	130%	139%		87%	34%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.98% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 4.31% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007; 3.73% for the year ended August 31, 2006; and 3.69% for the year ended August 31, 2005.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.24% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.92% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; 3.41% for the year ended August 31, 2006; and 3.93% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 7.82	$ 11.26		$ 12.79	$ 12.15	$ 11.36
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.10)		(0.19)	(0.09)	(0.23)
Net realized and unrealized gain (loss)	(2.04)	(2.19)		0.89	1.60	1.71
Total from investment operations	(2.09)	(2.29)		0.70	1.51	1.48
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	(1.15)		(2.23)	(0.87)	(0.69)
Total dividends and distributions	-	(1.15)		(2.23)	(0.87)	(0.69)

Net Asset Value, End of Year	$ 5.73	$ 7.82		$ 11.26	$ 12.79	$ 12.15

Total Return*	(26.73)%	(22.48)%		4.13%	12.61%	12.94%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 11	$ 177		$ 589	$ 894	$ 1,143
Ratio of net operating expenses to
average net assets (2)	3.57%	3.30%		3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(0.87)%	(1.03)%		(1.49)%	(0.74)%	(1.92)%
Portfolio Turnover Rate	92%	87%		92%	159%	150%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 9.90	$ 9.75		$ 9.68	$ 9.90	$ 10.17
Income (Loss) from Investment Operations:
Net investment income (loss)	0.17	0.26		0.24	0.20	0.17
Net realized and unrealized gain (loss)	0.27	0.16		0.06	(0.16)	(0.09)
Total from investment operations	0.44	0.42		0.30	0.04	0.08
Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.27)		(0.23)	(0.20)	(0.17)
Distributions from realized gains	-	-		-	(0.06)	(0.18)
Total dividends and distributions	(0.18)	(0.27)		(0.23)	(0.26)	(0.35)

Net Asset Value, End of Year	$ 10.16	$ 9.90		$ 9.75	$ 9.68	$ 9.90

Total Return*	4.47%	4.27%		3.14%	0.40%	0.75%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 22	$ 68		$ 98	$ 54	$ 77
Ratio of net operating expenses to
average net assets (4)	2.63%	2.40%	(3)	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.72%	2.64%		2.41%	2.05%	1.71%
Portfolio Turnover Rate	45%	39%		49%	35%	50%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.95% for the year ended August 31, 2009; 4.27% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; 4.37% for the year ended August 31, 2006; and 4.72% for the year ended August 31, 2005.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.39% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.63% for the year ended August 31, 2009; 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; 2.66% for the year ended August 31, 2006; and 2.78% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 9.97		$ 10.03		$ 10.22	$ 10.44	$ 10.53
Income (Loss) from Investment Operations:
Net investment income (loss)	0.15		0.22		0.22	0.22	0.21
Net realized and unrealized gain (loss)	(0.14)		0.00	**	(0.18)	(0.19)	(0.01)
Total from investment operations	0.01		0.22		0.04	0.03	0.20
Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.22)		(0.22)	(0.22)	(0.21)
Distributions from realized gains	(0.11)		(0.06)		(0.01)	(0.03)	(0.08)
Total dividends and distributions	(0.26)		(0.28)		(0.23)	(0.25)	(0.29)

Net Asset Value, End of Year	$ 9.72		$ 9.97		$ 10.03	$ 10.22	$ 10.44

Total Return*	0.14%		2.21%		0.43%	0.30%	1.97%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 57		$ 55		$ 56	$ 117	$ 69
Ratio of net operating expenses to
average net assets (2)	2.79%		2.40%		2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.55%		2.18%		2.21%	2.17%	2.03%
Portfolio Turnover Rate	26%		3%		33%	19%	25%

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.02		0.04	0.03	0.01
Net realized and unrealized gain (loss)	-		-		-	-	-
Total from investment operations	0.00	**	0.02		0.04	0.03	0.01
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.02)		(0.04)	(0.03)	(0.01)
Distributions from realized gains	-		-		-	-	-
Total dividends and distributions	(0.00)	**	(0.02)		(0.04)	(0.03)	(0.01)

Net Asset Value, End of Year	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return*	0.10%		2.07%		4.12%	3.33%	1.28%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 106		$ 121		$ 142	$ 194	$ 205
Ratio of net operating expenses to
average net assets (3)	0.70%	(4)	1.25%		2.25%	2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	0.09%		2.27%		4.07%	3.25%	1.27%
Portfolio Turnover Rate	N/A		N/A		N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.91% for the year ended August 31, 2009; 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; 3.16% for the year ended August 31, 2006; and 3.09% for the year ended August 31, 2005.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.33% for the year ended August 31, 2009; 2.35% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; 2.65% for the year ended August 31, 2006; and 2.73% for the year ended August 31, 2005.

(4) During the year ended August 31, 2009, the U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.79%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 11.89	$ 20.36	$ 18.78	$ 17.19	$ 15.67
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.10)	0.04	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	(2.21)	(5.95)	1.72	1.67	1.66
Total from investment operations	(2.31)	(5.91)	1.64	1.59	1.52
Dividends and Distributions:
Dividends from net investment income	(0.19)	-	(0.06)	-	-
Distributions from realized gains		(2.56)	-	-	-
Total dividends and distributions	(0.19)	(2.56)	(0.06)	-	-

Net Asset Value, End of Year	$ 9.39	$ 11.89	$ 20.36	$ 18.78	$ 17.19

Total Return*	(18.91)%	(32.18)%	8.70%	9.25%	9.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 746	$ 1,002	$ 1,750	$ 1,897	$ 2,020
Ratio of net operating expenses to
average net assets	3.01%	2.52%	2.43%	2.52%	2.65%
Ratio of net investment income (loss) to
average net assets	(1.26)%	0.24%	(0.37)%	(0.45)%	(0.85)%
Portfolio Turnover Rate	82%	182%	66%	49%	71%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 15.66	$ 15.85	$ 12.81	$ 13.43	$ 11.23
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.13)	(0.30)	(0.30)	(0.25)
Net realized and unrealized gain (loss)	(4.34)	(0.06)	3.34	(0.32)	2.45
Total from investment operations	(4.56)	(0.19)	3.04	(0.62)	2.20
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 11.10	$ 15.66	$ 15.85	$ 12.81	$ 13.43

Total Return*	(29.12)%	(1.20)%	23.73%	(4.62)%	19.59%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 1,159	$ 1,839	$ 1,924	$ 1,819	$ 2,175
Ratio of net operating expenses to
average net assets	2.92%	2.28%	2.53%	2.59%	2.74%
Ratio of net investment income (loss) to
average net assets	(2.13)%	(0.79)%	(2.07)%	(2.04)%	(2.06)%
Portfolio Turnover Rate	200%	167%	104%	125%	147%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.47	$ 9.66	$ 10.50	$ 12.53	$ 11.25
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.12)	(0.14)	(0.22)	(0.21)
Net realized and unrealized gain (loss)	(1.40)	(0.29)	1.81	0.04	2.87
Total from investment operations	(1.49)	(0.41)	1.67	(0.18)	2.66
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	(0.78)	(2.51)	(1.85)	(1.38)
Total dividends and distributions	-	(0.78)	(2.51)	(1.85)	(1.38)

Net Asset Value, End of Year	$ 6.98	$ 8.47	$ 9.66	$ 10.50	$ 12.53

Total Return*	(17.59)%	(4.44)%	17.89%	(1.62)%	24.24%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 312	$ 488	$ 607	$ 901	$ 927
Ratio of net operating expenses to
average net assets (3)	3.34%	2.44%	(2) 2.64%	3.00%	2.89%
Ratio of net investment income (loss) to
average net assets	(1.51)%	(1.32)%	(1.39)%	(1.95)%	(1.79)%
Portfolio Turnover Rate	88%	89%	78%	130%	75%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 7.46	$ 10.57	$ 11.77	$ 14.55	$ 12.25
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.06)	(0.10)	(0.19)	(0.23)
Net realized and unrealized gain (loss)	(1.60)	(0.28)	1.41	0.91	2.54
Total from investment operations	(1.64)	(0.34)	1.31	0.72	2.31
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.86)	(2.77)	(2.51)	(3.50)	(0.01)
Total dividends and distributions	(0.86)	(2.77)	(2.51)	(3.50)	(0.01)

Net Asset Value, End of Year	$ 4.96	$ 7.46	$ 10.57	$ 11.77	$ 14.55

Total Return*	(20.09)%	(3.46)%	12.17%	5.95%	18.90%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 334	$ 428	$ 618	$ 680	$ 799
Ratio of net operating expenses to
average net assets	3.26%	2.69%	2.32%	2.85%	2.85%
Ratio of net investment income (loss) to
average net assets	(0.97)%	(0.75)%	(0.86)%	(1.53)%	(1.66)%
Portfolio Turnover Rate	77%	58%	42%	35%	17%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.41% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Cap Portfolio: 3.34% for the year ended August 31, 2009; 2.44% for the year ended August 31, 2008; 2.64% for the year ended August 31, 2007; 3.05% year ended August 31, 2006; and 2.89% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 11.33	$ 13.65	$ 12.11	$ 9.96	$ 8.31
Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	(0.01)	(0.01)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	(2.41)	(2.31)	1.55	2.22	1.69
Total from investment operations	(2.36)	(2.32)	1.54	2.15	1.65
Dividends and Distributions:
Dividends from net investment income	(0.15)	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.15)	-	-	-	-

Net Asset Value, End of Year	$ 8.82	$ 11.33	$ 13.65	$ 12.11	$ 9.96

Total Return*	(20.54)%	(16.97)%	12.72%	21.59%	19.86%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 290	$ 506	$ 724	$ 645	$ 575
Ratio of net operating expenses to
average net assets	3.05%	2.93%	2.82%	2.91%	3.00%
Ratio of net investment income (loss) to
average net assets	0.63%	(0.05)%	(0.02)%	(0.65)%	(0.40)%
Portfolio Turnover Rate	52%	70%	83%	69%	74%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 13.34	$ 13.82	$ 12.70	$ 13.80	$ 12.11
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.24)	(0.29)	(0.29)	(0.35)	(0.25)
Net realized and unrealized gain (loss)		(0.19)	1.41	(0.75)	1.94
Total from investment operations	(0.24)	(0.48)	1.12	(1.10)	1.69
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Year	$ 13.10	$ 13.34	$ 13.82	$ 12.70	$ 13.80

Total Return*	(1.80)%	(3.47)%	8.82%	(7.97)%	13.95%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 1,977	$ 2,379	$ 2,950	$ 4,262	$ 6,851
Ratio of net operating expenses to
average net assets (3)	3.55% (2)	3.30% (2)	3.13%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.12)%	(2.16)%	(2.15)%	(2.61)%	(2.00)%
Portfolio Turnover Rate	27%	15%	25%	16%	111%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.54% and 2.98% respectively  for the same periods for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.55% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; 3.38% for the year ended August 31, 2006; and 3.44% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 8.32	$ 9.22		$ 6.99	$ 7.14	$ 5.47
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.20)	(0.23)		(0.22)	(0.21)	(0.16)
Net realized and unrealized gain (loss)	(0.86)	(0.67)		2.45	0.06	1.83
Total from investment operations	(1.06)	(0.90)		2.23	(0.15)	1.67
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	-	-
Total dividends and distributions	-	-		-	-	-

Net Asset Value, End of Year	$ 7.26	$ 8.32		$ 9.22	$ 6.99	$ 7.14

Total Return*	(12.74)%	(9.76)%		31.90%	(2.10)%	30.53%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 460	$ 586		$ 720	$ 775	$ 970
Ratio of net operating expenses to
average net assets (3)	3.82%	3.30%	(2)	3.22%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(3.32)%	(2.60)%		(2.73)%	(2.88)%	(2.45)%
Portfolio Turnover Rate	279%	314%		163%	99%	70%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 24.77	$ 32.37		$ 28.24	$ 26.16	$ 17.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.21)	(0.64)		(0.68)	(0.61)	(0.45)
Net realized and unrealized gain (loss)	(10.24)	3.89		5.73	3.05	9.21
Total from investment operations	(10.45)	3.25		5.05	2.44	8.76
Dividends and Distributions:
	-	-		-	-	-
Distributions from realized gains	(5.50)	(10.85)		(0.92)	(0.36)	-
Total dividends and distributions	(5.50)	(10.85)		(0.92)	(0.36)	-

Net Asset Value, End of Year	$ 8.82	$ 24.77		$ 32.37	$ 28.24	$ 26.16

Total Return*	(35.69)%	9.61%		18.31%	9.33%	50.34%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 172	$ 180		$ 185	$ 225	$ 104
Ratio of net operating expenses to
average net assets (5)	3.85%	3.30%	(4)	3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.22)%	(2.26)%		(2.27)%	(2.09)%	(2.16)%
Portfolio Turnover Rate	130%	139%		87%	34%	65%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.23% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 4.34% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007; 3.73% for the year ended August 31, 2006; and 3.69% for the year ended August 31, 2005.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.22% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 4.02% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; 3.41% for the year ended August 31, 2006; and 3.93% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 7.81	$ 11.25		$ 12.78	$ 12.15	$ 11.36
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.09)		(0.19)	(0.11)	(0.23)
Net realized and unrealized gain (loss)	(2.01)	(2.20)		0.89	1.61	1.71
Total from investment operations	(2.08)	(2.29)		0.70	1.50	1.48
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	(1.15)		(2.23)	(0.87)	(0.69)
Total dividends and distributions	-	(1.15)		(2.23)	(0.87)	(0.69)

Net Asset Value, End of Year	$ 5.73	$ 7.81		$ 11.25	$ 12.78	$ 12.15

Total Return*	(26.63)%	(22.51)%		4.13%	12.53%	12.94%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 35	$ 61		$ 111	$ 117	$ 111
Ratio of net operating expenses to
average net assets (2)	3.77%	3.30%		3.30%	3.30%	3.30%
Ratio of net investment income (loss) to
average net assets	(1.47)%	(0.91)%		(1.49)%	(0.89)%	(1.93)%
Portfolio Turnover Rate	92%	87%		92%	159%	150%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2009(1)	2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 9.91	$ 9.76		$ 9.69	$ 9.91	$ 10.18
Income (Loss) from Investment Operations:
Net investment income (loss)	0.18	0.26		0.23	0.20	0.17
Net realized and unrealized gain (loss)	0.25	0.15		0.07	(0.16)	(0.09)
Total from investment operations	0.43	0.41		0.30	0.04	0.08
Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.26)		(0.23)	(0.20)	(0.17)
Distributions from realized gains	-	-		-	(0.06)	(0.18)
Total dividends and distributions	(0.18)	(0.26)		(0.23)	(0.26)	(0.35)

Net Asset Value, End of Year	$ 10.16	$ 9.91		$ 9.76	$ 9.69	$ 9.91

Total Return*	4.37%	4.27%		3.14%	0.40%	0.75%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 692	$ 668		$ 714	$ 1,015	$ 1,199
Ratio of net operating expenses to
average net assets (4)	2.69%	2.40%	(3)	2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.80%	2.67%		2.41%	2.07%	1.69%
Portfolio Turnover Rate	45%	39%		49%	35%	50%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 5.16% for the year ended August 31, 2009; 4.28% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; 4.37% for the year ended August 31, 2006; and 4.70% for the year ended August 31, 2005.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.69% for the year ended August 31, 2009; 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; 2.66% for the year ended August 31, 2006; and 2.78% for the year ended August 31, 2005.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 9.95		$ 10.01		$ 10.21	$ 10.42	$ 10.52
Income (Loss) from Investment Operations:
Net investment income (loss)	0.15		0.22		0.22	0.22	0.21
Net realized and unrealized gain (loss)	(0.13)		0.00	**	(0.19)	(0.18)	(0.02)
Total from investment operations	0.02		0.22		0.03	0.04	0.19
Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.22)		(0.22)	(0.22)	(0.21)
Distributions from realized gains	(0.11)		(0.06)		(0.01)	(0.03)	(0.08)
Total dividends and distributions	(0.26)		(0.28)		(0.23)	(0.25)	(0.29)

Net Asset Value, End of Year	$ 9.71		$ 9.95		$ 10.01	$ 10.21	$ 10.42

Total Return*	0.24%		2.21%		0.33%	0.40%	1.86%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 414		$ 343		$ 322	$ 313	$ 329
Ratio of net operating expenses to
average net assets (2)	2.79%		2.40%		2.40%	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.54%		2.18%		2.21%	2.16%	2.02%
Portfolio Turnover Rate	26%		3%		33%	19%	25%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2009(1)		2008(1)		2007(1)	2006(1)	2005(1)
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.02		0.04	0.03	0.01
Net realized and unrealized gain (loss)	-		-		-	-	-
Total from investment operations	0.00	**	0.02		0.04	0.03	0.01
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.02)		(0.04)	(0.03)	(0.01)
Distributions from realized gains	-		-		-	-	-
Total dividends and distributions	(0.00)	**	(0.02)		(0.04)	(0.03)	(0.01)

Net Asset Value, End of Year	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return*	0.10%		2.08%		4.10%	3.32%	1.28%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 472		$ 432		$ 464	$ 575	$ 640
Ratio of net operating expenses to
average net assets (3)	0.65%	(4)	1.25%		2.25%	2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	0.08%		2.12%		4.07%	3.27%	1.26%
Portfolio Turnover Rate	N/A		N/A		N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.93% for the year ended August 31, 2009; 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; 3.16% for the year ended August 31, 2006; and 3.10% for the year ended August 31, 2005.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.32% for the year ended August 31, 2009; 2.32% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; 2.64% for the year ended August 31, 2006; and 2.72% for the year ended August 31, 2005.

(4) During the year ended August 31, 2009, the U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.     The ratio of net operating expenses to average daily net assets including these expenses was 0.74%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2009

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2009 through

August 31, 2009.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2009	Ending Account Value – 8/31/2009	Expense Paid 3/1/2009-8/31/2009*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$1,415.30	$12.18	2.00%
Large Capitalization Value – Class A	1,000.00	1,412.10	14.71	2.42
Large Capitalization Value – Class B	1,000.00	1,409.30	18.28	3.01
Large Capitalization Value – Class C	1,000.00	1,407.80	18.27	3.01
Large Capitalization Growth – Class I	1,000.00	1,296.40	11.06	1.91
Large Capitalization Growth – Class A	1,000.00	1,294.20	13.36	2.31
Large Capitalization Growth – Class B	1,000.00	1,289.90	16.85	2.92
Large Capitalization Growth – Class C	1,000.00	1,289.20	16.85	2.92
Mid Capitalization – Class I	1,000.00	1,397.80	14.20	2.35
Mid Capitalization – Class A	1,000.00	1,395.90	16.67	2.76
Mid Capitalization – Class B	1,000.00	1,391.60	19.89	3.30
Mid Capitalization – Class C	1,000.00	1,390.40	20.12	3.34
Small Capitalization – Class I	1,000.00	1,408.50	13.60	2.24
Small Capitalization – Class A	1,000.00	1,405.00	16.25	2.68
Small Capitalization – Class B	1,000.00	1,396.60	19.51	3.23
Small Capitalization – Class C	1,000.00	1,397.20	19.70	3.26
International Equity – Class I	1,000.00	1,483.80	12.77	2.04
International Equity – Class A	1,000.00	1,479.20	15.18	2.43
International Equity – Class B	1,000.00	1,476.70	19.04	3.05
International Equity – Class C	1,000.00	1,474.90	19.03	3.05
Health & Biotechnology – Class I	1,000.00	1,367.60	15.28	2.56
Health & Biotechnology – Class A	1,000.00	1,363.40	17.57	2.95
Health & Biotechnology – Class B	1,000.00	1,360.80	20.71	3.48
Health & Biotechnology – Class C	1,000.00	1,360.30	21.12	3.55
Technology & Communications – Class I	1,000.00	1,412.70	17.21	2.83
Technology & Communications – Class A	1,000.00	1,410.50	19.56	3.22
Technology & Communications – Class B	1,000.00	1,405.90	22.74	3.75
Technology & Communications – Class C	1,000.00	1,404.30	23.15	3.82
Energy & Basic Materials – Class I	1,000.00	1,351.80	16.78	2.83
Energy & Basic Materials – Class A	1,000.00	1,350.60	18.78	3.17
Energy & Basic Materials – Class B	1,000.00	1,345.50	21.82	3.69
Energy & Basic Materials – Class C	1,000.00	1,344.50	22.75	3.85
Financial Services – Class I	1,000.00	1,558.80	18.06	2.80
Financial Services – Class A	1,000.00	1,559.50	20.39	3.16
Financial Services – Class B	1,000.00	1,552.80	22.97	3.57
Financial Services – Class C	1,000.00	1,552.80	24.26	3.77
Investment Quality Bond – Class I	1,000.00	1,057.90	8.77	1.69
Investment Quality Bond – Class A	1,000.00	1,056.80	10.84	2.09
Investment Quality Bond – Class B	1,000.00	1,053.70	13.61	2.63
Investment Quality Bond – Class C	1,000.00	1,052.60	13.92	2.69
Municipal Bond – Class I	1,000.00	1,023.10	9.08	1.78
Municipal Bond – Class A	1,000.00	1,021.80	11.47	2.25
Municipal Bond – Class B	1,000.00	1,017.90	14.19	2.79
Municipal Bond – Class C	1,000.00	1,019.00	14.20	2.79
U.S. Government Money Market – Class I	1,000.00	1,000.00	3.08	0.61
U.S. Government Money Market – Class A	1,000.00	1,000.10	4.29	0.85
U.S. Government Money Market – Class B	1,000.00	1,000.10	8.17	1.62
U.S. Government Money Market – Class C	1,000.00	1,000.00	7.86	1.56

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2009	Ending Account Value – 8/31/2009	Expense Paid 3/1/2009-8/31/2009*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,015.12	$10.16	2.00%
Large Capitalization Value – Class A	1,000.00	1,013.01	12.28	2.42
Large Capitalization Value – Class B	1,000.00	1,010.03	15.25	3.01
Large Capitalization Value – Class C	1,000.00	1,010.03	15.25	3.01
Large Capitalization Growth – Class I	1,000.00	1,015.58	9.70	1.91
Large Capitalization Growth – Class A	1,000.00	1,013.56	11.72	2.31
Large Capitalization Growth – Class B	1,000.00	1,010.49	14.80	2.92
Large Capitalization Growth – Class C	1,000.00	1,010.49	14.80	2.92
Mid Capitalization – Class I	1,000.00	1,013.36	11.93	2.35
Mid Capitalization – Class A	1,000.00	1,011.29	13.99	2.76
Mid Capitalization – Class B	1,000.00	1,008.57	16.71	3.30
Mid Capitalization – Class C	1,000.00	1,008.37	16.91	3.34
Small Capitalization – Class I	1,000.00	1,013.91	11.37	2.24
Small Capitalization – Class A	1,000.00	1,011.70	13.59	2.68
Small Capitalization – Class B	1,000.00	1,008.92	16.36	3.23
Small Capitalization – Class C	1,000.00	1,008.77	16.51	3.26
International Equity – Class I	1,000.00	1,014.92	10.36	2.04
International Equity – Class A	1,000.00	1,012.96	12.33	2.43
International Equity – Class B	1,000.00	1,009.83	15.45	3.05
International Equity – Class C	1,000.00	1,009.83	15.45	3.05
Health & Biotechnology – Class I	1,000.00	1,012.30	12.98	2.56
Health & Biotechnology – Class A	1,000.00	1,010.33	14.95	2.95
Health & Biotechnology – Class B	1,000.00	1,007.66	17.61	3.48
Health & Biotechnology – Class C	1,000.00	1,007.31	17.96	3.55
Technology & Communications – Class I	1,000.00	1,010.94	14.34	2.83
Technology & Communications – Class A	1,000.00	1,008.97	16.31	3.22
Technology & Communications – Class B	1,000.00	1,006.30	18.96	3.75
Technology & Communications – Class C	1,000.00	1,005.95	19.31	3.82
Energy & Basic Materials – Class I	1,000.00	1,010.94	14.34	2.83
Energy & Basic Materials – Class A	1,000.00	1,009.23	16.05	3.17
Energy & Basic Materials – Class B	1,000.00	1,006.60	18.66	3.69
Energy & Basic Materials – Class C	1,000.00	1,005.80	19.46	3.85
Financial Services – Class I	1,000.00	1,011.09	14.19	2.80
Financial Services – Class A	1,000.00	1,009.28	16.00	3.16
Financial Services – Class B	1,000.00	1,007.21	18.06	3.57
Financial Services – Class C	1,000.00	1,006.20	19.06	3.77
Investment Quality Bond – Class I	1,000.00	1,016.69	8.59	1.69
Investment Quality Bond – Class A	1,000.00	1,014.67	10.61	2.09
Investment Quality Bond – Class B	1,000.00	1,011.95	13.34	2.63
Investment Quality Bond – Class C	1,000.00	1,011.64	13.64	2.69
Municipal Bond – Class I	1,000.00	1,016.23	9.05	1.78
Municipal Bond – Class A	1,000.00	1,013.86	11.42	2.25
Municipal Bond – Class B	1,000.00	1,011.14	14.14	2.79
Municipal Bond – Class C	1,000.00	1,011.14	14.14	2.79
U.S. Government Money Market – Class I	1,000.00	1,022.13	3.11	0.61
U.S. Government Money Market – Class A	1,000.00	1,020.92	4.33	0.85
U.S. Government Money Market – Class B	1,000.00	1,017.04	8.24	1.62
U.S. Government Money Market – Class C	1,000.00	1,017.34	7.93	1.56

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 54 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, & Chairman of the Board of Trustees **	Since 1994	Chairman, President & Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 67 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since 1994	Consultant to the law & government relations firm of Kelly Cawthorne, PLLC	12 Portfolios	None
Udo Koopmann, 68 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 60 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 71 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 57 One International Blvd. Mahwah, NJ 07485	Trustee	Since 2003

President, Lightstone Value Plus REIT (9/2007-Present) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-Present) (Broker-Dealer); Vice President, Lightstone Group (7/2006- present) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-2006) (Real Estate Investment Banking; ), Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)

				12 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
20491:

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 53 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President & Secretary**	Since 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Jonathan W. Ventimiglia, 26 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005-Present) and Marketing Assistant (2001-July 2005) of Saratoga Capital Management, LLC.	12 Portfolios	None
Michael J. Wagner, 59 450 Wireless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002).

				12 Portfolios	None

*     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

**   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 13 and 14, 2009

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager and each Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the funds grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Manager from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager.   The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Advisers to each Portfolio.  The Board concluded that the quality of services provided was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that M.D. Sass Investors Services, Inc. has only been the Investment Adviser to the Portfolio since August 2008 and therefore concluded that it was too soon to meaningfully evaluate the Investment Adviser’s performance.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005, the Portfolio had performed better than its peer group through February 28, 2009.  The Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Mid-Cap: The Trustees noted that, effective April 17, 2006, Vaughan Nelson Investment Management LP became the new Adviser to the Portfolio and that from May 1, 2006 through February 28, 2009 the Portfolio had outperformed its peer group.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Portfolio’s Adviser (i.e., January, 2001), the Portfolio had performed better than its peer group through February 28, 2009.  The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Oppenheimer Capital LLC, was appointed in July 2004.  Since that date through February 28, 2009, the Portfolio underperformed its benchmark index; however, the Trustees noted that the Portfolio outperformed its benchmark index for the three-month period ended February 28, 2009.   In light of the Portfolio’s outperformance for the three-month period, the Trustees concluded that performance was acceptable.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005.  Since that date through February 28, 2009 the Adviser has underperformed its peer group; however, the Trustees noted that the Portfolio outperformed its peer group for the one-year period ended February 28, 2009. In light of the Portfolio’s outperformance for the one-year period, the Trustees concluded that the performance was acceptable.

Technology & Communications: The Trustees noted that Columbus Circle took over management of the Portfolio on January 7, 2003 and fully repositioned the Portfolio by January 14, 2003.   The Trustees further noted that from January 14, 2003 through February 28, 2009, the Portfolio had outperformed its peer group. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio in May 2005, the Portfolio had outperformed its peer group through February 28, 2009.  The Trustees determined that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that, effective April 17, 2007, Loomis Sayles was appointed as the new Adviser to the Portfolio.  The Trustees noted that the Portfolio’s performance slightly trailed its peer group from April 30, 2007 through February 28, 2009, and that the Portfolio was ahead of its peer group for the one-year period ended February 28, 2009. The Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond: The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 28, 2009 had been virtually even with its peer group.  The Trustees determined that performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees discussed the recommendation to approve Fox as the new Adviser to the Portfolio and determined to accept the recommendation.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

U.S. Government Money Market: The Trustees noted that, since the appointment of Reich & Tang Asset Management, LLC as Adviser to the Portfolio in October of 2003 through February 28, 2009, the Portfolio had slightly underperformed its peer group.  The Trustees were of the view that given the relatively small size of the Portfolio, the Portfolio’s performance was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Growth and Large Cap Value Portfolios were slightly higher than the average of comparable funds;  (ii) the fee rates for the Mid Cap, Small Cap and International Equity Portfolios were  lower than the average of comparable funds; and (iii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the Management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager.  The Trustees considered the financial viability of the Manager and its ability to continue to provide high quality services and concluded that the Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and the shareholders.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2009 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/09

$112,000.00

$3,000.00

FYE 08/31/08

$112,000.00

$3,000.00

FYE 08/31/07

$118,000.00

$3,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/09

$0.00

$0.00

FYE 08/31/08

$0.00

$0.00

FYE 08/31/07

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/09

$24,000.00

$2,000.00

FYE 08/31/08

$24,000.00

$2,000.00

FYE 08/31/07

$24,000.00

$2,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/09

$0.00

$0.00

FYE 08/31/08

$0.00

$0.00

FYE 08/31/07

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2009

$24,000.00

$2,000.00

FYE 08/31/2008

$24,000.00

$2,000.00

FYE 08/31/2007

$24,000.00

$2,000.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/05/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

            Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/05/09

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/05/09

* Print the name and title of each signing officer under his or her signature.